UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Check the appropriate box:

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

NORTHERN TRUST CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Northern Trust Corporation

50 South La Salle Street

Chicago, Illinois 60603

March 17, 2022

Dear Stockholder:

You are cordially invited to attend the Northern Trust Corporation 2022 Annual Meeting of Stockholders to be held in a virtual meeting format, via the Internet, on Tuesday, April 26, 2022, at 10:30 a.m., Central Time.

For more than 130 years, our stockholders’ support has been essential to Northern Trust’s stability and success. Your vote plays a vital role and is very important for our future. Whether or not you plan to attend the Annual Meeting virtually, I urge you to vote your shares as promptly as possible.

The attached Notice of Annual Meeting of Stockholders and Proxy Statement provide you with information about each proposal to be considered at the Annual Meeting, as well as other information you may find useful in voting your shares. If you plan to attend the Annual Meeting virtually, please review the information on attendance procedures in the accompanying Proxy Statement.

If you choose not to attend, you may vote your shares by Internet or telephone in advance of the meeting. If you received a paper copy of the proxy materials, you also may complete, sign, date, and return your proxy card in the enclosed envelope. Instructions for voting by Internet or telephone can be found on your proxy card or your Notice Regarding the Availability of Proxy Materials.

Thank you for your continued support of Northern Trust Corporation, and your contribution to the future of our company.

Sincerely,

Michael G. O’Grady

Chairman of the Board and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date:	Tuesday, April 26, 2022

Time:	10:30 a.m., Central Time

Access:

Our Annual Meeting can be accessed virtually at www.virtualshareholdermeeting.com/NTRS2022. To support the health and well-being of our various stakeholders in light of the ongoing COVID-19 pandemic, there will be no physical, in-person meeting.

Purposes:	The purposes of the Annual Meeting are to:

●   elect twelve directors to serve on the Board of Directors until the 2023 Annual Meeting of Stockholders or until their successors are elected and qualified;

●   approve, by an advisory vote, 2021 named executive officer compensation;

●   ratify the appointment of KPMG LLP as Northern Trust Corporation’s independent registered public accounting firm for the 2022 fiscal year; and

●   transact any other business that may properly come before the Annual Meeting.

Record Date:	You can, and should, vote if you were a stockholder of record at the close of business on February 28, 2022.

March 17, 2022

By order of the Board of Directors,

Brad A. Kopetsky

Corporate Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 26, 2022

This Proxy Statement, other proxy materials, our Annual Report on Form 10-K for the year ended December 31, 2021 and a link to the means to vote by Internet or telephone are available at http://materials.proxyvote.com/665859.

2022 Proxy Statement | Northern Trust Corporation	i

PROXY SUMMARY

This summary highlights certain information contained in this Proxy Statement. The accompanying proxy is solicited on behalf of the Board of Directors (the “Board”) of Northern Trust Corporation (the “Corporation”) for use at the Corporation’s Annual Meeting of Stockholders to be held on Tuesday, April 26, 2022 (the “Annual Meeting”). You should read the entire Proxy Statement carefully before voting. On or about March 17, 2022, we began mailing or otherwise making available our proxy materials, including a copy of our Annual Report on Form 10-K for the year ended December 31, 2021, to all stockholders entitled to vote at the Annual Meeting.

For more information on voting and attending the Annual Meeting, see “General Information about the Annual Meeting” on page 71 of this Proxy Statement.

VOTING MATTERS	Board Recommendation	Page

Item 1 – Election of Directors	FOR	8
Item 2 – Advisory Vote on Executive Compensation	FOR	29
Item 3 – Ratification of the Independent Registered Public Accounting Firm	FOR	67

ABOUT NORTHERN TRUST

Description of Business

Northern Trust is a leading provider of wealth management, asset servicing, asset management and banking solutions to corporations, institutions, families and individuals. Founded in Chicago in 1889, Northern Trust has a global presence with offices in 23 U.S. states and Washington, D.C., and across 23 locations in Canada, Europe, the Middle East and the Asia-Pacific region. As of December 31, 2021, Northern Trust had assets under custody/administration of $16.2 trillion, and assets under management of $1.6 trillion.

Mission

To be our clients’ most trusted financial partner, guarding and growing their assets as if they were our own.

Principles that Endure

Northern Trust’s core principles of service, expertise, and integrity have remained constant for over 130 years. Throughout our history and changing market environments, we have led by aligning our efforts with these guiding principles. Today, we remain committed to these founding principles which continue to unite and drive our workforce around the globe—delivering unparalleled service and expertise, with integrity.

Service Relentless drive to provide exceptional service	Expertise Resolving complex challenges with multi-asset class capabilities	Integrity Acting with the highest ethics, utmost honesty and unfailing reliability

2022 Proxy Statement | Northern Trust Corporation	1

PROXY SUMMARY

2021 FINANCIAL PERFORMANCE HIGHLIGHTS

Key highlights with respect to performance across the three pillars of our financial strategy are as follows:

We achieved these financial results while continuing to support our clients’ liquidity needs and maintaining strong capital ratios, with all ratios exceeding those required for classification as “well capitalized” under federal bank regulatory capital requirements.

2	2022 Proxy Statement | Northern Trust Corporation

PROXY SUMMARY

SELECTED RECOGNITION

2022 Proxy Statement | Northern Trust Corporation	3

PROXY SUMMARY

2021 COMPENSATION OUTCOMES

Based upon its review of our corporate performance and the individual performance of each named executive officer, discussed in the Compensation Discussion and Analysis beginning on page 30 of this Proxy Statement, the Compensation and Benefits Committee approved the compensation amounts outlined in the table below. This table provides a comprehensive summary of each named executive officer’s total direct compensation for the 2021 and 2020 performance years. This perspective may be useful in reviewing key incentive compensation decisions, as this is how the Committee considers performance and pay, with incentive compensation generally reflective of prior year’s performance. It should be noted that the table below is not intended to be a substitute for the Summary Compensation Table on page 49, as certain amounts in the table below are different than the amounts in the Summary Compensation Table. The most significant difference is that this table reflects long-term incentive awards granted in February 2022 and February 2021 for the 2021 and 2020 performance years, respectively, while the Summary Compensation Table provides the value of the equity awards for the year in which they were granted.

				Long-Term Incentives
Executive	Year	Salary (1)	Short-Term Annual Cash Incentive	Performance Stock Units	Restricted Stock Units	Total Incentive Compensation (2)	Total
Michael G. O’Grady Chairman and Chief Executive Officer	2021	$950,000	$2,500,000	$5,525,000	$2,975,000	$11,000,000	$11,950,000
	2020	950,000	1,175,000	4,436,250	2,388,750	8,000,000	8,950,000
Jason J. Tyler Chief Financial Officer	2021	550,000	1,080,000	1,638,000	882,000	3,600,000	4,150,000
	2020	500,000	650,000	1,137,500	612,500	2,400,000	2,900,000
Peter B. Cherecwich President—Corporate & Institutional Services	2021	625,000	1,440,000	2,184,000	1,176,000	4,800,000	5,425,000
	2020	625,000	900,000	1,592,500	857,500	3,350,000	3,975,000
Steven L. Fradkin President—Wealth Management	2021	625,000	1,440,000	2,184,000	1,176,000	4,800,000	5,425,000
	2020	625,000	950,000	1,690,000	910,000	3,550,000	4,175,000
Shundrawn A. Thomas President—Asset Management	2021	625,000	1,440,000	2,184,000	1,176,000	4,800,000	5,425,000
	2020	625,000	900,000	1,592,500	857,500	3,350,000	3,975,000

(1) Represents the applicable named executive officer’s salary, as determined in February 2021 and 2020, respectively. Mr. Tyler’s increase became effective April 1, 2021.

(2) Represents the total cash and equity incentive awards received by the applicable named executive officer in February 2022 for the 2021 performance year and February 2021 for the 2020 performance year, respectively.

2021 OVERALL PAY MIX

Consistent with our pay for performance philosophy, the pay mix for our CEO and each of our other named executive officers heavily emphasizes incentive compensation. Our long-term incentive mix further emphasizes performance-based pay, with 65% of the long-term incentives being awarded in performance stock units earned based on performance over a three-year period, and 35% being awarded in restricted stock units which vest ratably over a four-year period.

4	2022 Proxy Statement | Northern Trust Corporation

PROXY SUMMARY

BOARD OF DIRECTORS

		Committees of the Board						Other Public Company or Investment Company Boards
Director	Age	Audit	Business Risk	Capital Governance	Compensation and Benefits	Corporate Governance	Executive

Linda Walker Bynoe Independent Director Since 2006	69	✓				C	✓	2

Susan Crown Independent Director Since 1997	63		✓		✓			1

Dean M. Harrison Independent Director Since 2015	67	✓	C*				✓	0

Jay L. Henderson Lead Director / Independent Director Since 2016	66	C		✓	✓	✓	✓	2

Marcy S. Klevorn Independent Director Since 2019	62	✓	✓*					1

Siddharth N. “Bobby” Mehta Independent Director Since 2019	63		✓*	✓				2

Michael G. O’Grady Chairman and Chief Executive Officer Director Since 2017	56						C	0

Jose Luis Prado Independent Director Since 2012	67				✓	✓		1

Martin P. Slark Independent Director Since 2011	67							1

David H. B. Smith, Jr. Independent Director Since 2010	55	✓		C			✓	1

Donald Thompson Independent Director Since 2015	58			✓	✓			1

Charles A. Tribbett III Independent Director Since 2005	66				C	✓	✓	0

C - Chair                ✓ - Member                * - Cybersecurity Risk Oversight Subcommittee member

2022 Proxy Statement | Northern Trust Corporation	5

PROXY SUMMARY

Board Tenure, Age and Diversity Statistics

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE (“ESG”) HIGHLIGHTS

Northern Trust incorporates fundamental ESG considerations into how we operate as a corporation, as a financial steward for our clients, and as a participant in broader society. Recent actions demonstrating our commitment to ESG principles include:

●	We have committed to achieving Net Zero Carbon by 2050;

●

We provided approximately $236 million directly into underserved communities in 2021 through a combination of charitable grants and community investments focused on providing those communities access to education, food, health care, housing and workforce development;

●

We created a diverse and inclusive culture in which all individuals are welcomed, respected, supported, and valued so that they can fully participate in, and contribute to, realizing their goals and achieving greater for our clients, our business and society by:

¡	launching a reverse mentoring program focused on racial equity and gender balance, in which executive management members were mentored by employees; and

¡	establishing diversity, equity, and inclusion (“DE&I”) performance expectations for the executive leadership team and goals for senior title promotions and new hires.

●	We expanded our supplier diversity program through the launch of Business Diversity360, a tool that utilizes a holistic approach in assessing our vendors’ diversity commitments and goals;

●

We expanded our ESG reporting to include disclosure alignment to Sustainability Accounting Standards Board (“SASB”) standards, in addition to the disclosures aligned to the Global Reporting Initiative (“GRI”) standards and greenhouse gas emissions statements that we have published annually for more than a decade;

●	We demonstrated our commitment to transparency with the external publication of data from our U.S. EEO-1 Workforce Compliance Report; and

●	We have engaged with numerous companies in which we invest on our clients’ behalf to address certain ESG goals through our Asset Management business.

For more information on our ESG and DE&I activities, see “Corporate Governance—Environmental, Social, and Governance” on page 24 of this Proxy Statement.

6	2022 Proxy Statement | Northern Trust Corporation

PROXY SUMMARY

GOVERNANCE HIGHLIGHTS

What We Do	What We Don’t Do

✓   Majority Independent Directors

✓   Engaged Lead Director

✓   Proxy Access Rights

✓   Stockholder Right to Call Special Meetings

✓   Frequent Executive Sessions for Independent Directors

✓   Annual Strategic Planning Meeting with Board and Executive Officers

✓   Regular Rotations of Committee Chairs

✓   Regular Reviews of Governance Documents

✓   Annual Board Self-Evaluations

✗ Plurality Voting in Uncontested Director Elections ✗ Staggered Board ✗ Poison Pill ✗ Supermajority Voting Requirements ✗ Overboarding of Directors

EXECUTIVE COMPENSATION HIGHLIGHTS

What We Do	What We Don’t Do

✓  Closely align pay and performance, with the Compensation and Benefits Committee validating this alignment annually

✓  Ensure performance-based compensation comprises the most significant portion of incentive compensation, with 65% of long-term incentives being awarded in performance stock units based on performance over a three-year period

✓  Subject short- and long-term incentive awards to potential forfeiture or clawback in the event of misconduct resulting in a restatement of our financial statements and certain other types of misconduct

✓  Ensure our executives meet robust stock ownership guidelines, including holding requirements for any executive below the stock ownership guidelines

✓  Use an independent compensation consultant to advise the Compensation and Benefits Committee

✓  Ensure overlapping membership between the Compensation and Benefits Committee and our Audit and Business Risk Committees

✗  Excise tax gross-ups for executive change in control arrangements

✗  Single-trigger change in control benefits

✗  Short selling, margining, hedging, pledging or hypothecating company shares permitted under our Securities Transactions Policy

✗  Compensation plans that encourage excessive risk-taking

✗  Excessive perquisites

✗  Repricing of underwater options

✗  Dividend equivalents distributed on unvested performance or restricted stock unit awards

IMPORTANT DATES FOR 2023 ANNUAL MEETING

Stockholder Submission		Window for Submission

Proposals for inclusion in the proxy statement	g	On or before November 17, 2022

Other proposals (not included in the proxy statement)	g	Between November 27, 2022 and December 27, 2022

Director nomination under proxy access provisions	g	Between October 18, 2022 and November 17, 2022

Notification of intent to solicit proxies in support of director nominees other than the Corporation’s nominees	g	On or before February 25, 2023

2022 Proxy Statement | Northern Trust Corporation	7

ITEM 1—ELECTION OF DIRECTORS

Stockholders will be asked to elect twelve directors at the Annual Meeting. Each of the twelve nominees is currently serving as a director of the Corporation and its principal subsidiary, The Northern Trust Company (the “Bank”).

Each of the twelve director nominees has consented to serve as a director if elected at the Annual Meeting. Each nominee elected as a director will serve until the next Annual Meeting of Stockholders or until his or her successor is elected and qualified. If any nominee is unable to serve as a director at the time of the Annual Meeting, your proxy may be voted for the election of another nominee proposed by the Board or the Board may reduce the number of directors to be elected at the Annual Meeting.

As discussed further under “Corporate Governance—Director Nominations and Qualifications and Proxy Access,” in evaluating director nominees, the Corporate Governance Committee considers a variety of factors, including relevant business and industry experience, professional background, age, current employment, community service and other board service. The Committee also considers the racial, ethnic, gender identity and other forms of diversity represented on the Board in assessing nominees. Accordingly, the twelve director nominees possess a wide variety of experience, qualifications and skills, which equip the Board with the collective expertise to perform its oversight function effectively. Each of the candidates also has a reputation for, and long record of, integrity and good business judgment; has experience in leadership positions with a high degree of responsibility; is free from conflicts of interest that could interfere with his or her duties to the Corporation and its stockholders; and is willing and able to make the necessary commitment of time and attention required for effective Board service.

Further information with respect to the nominees for election to the Board at the Annual Meeting, including a summary of certain key skills, experience, and demographic background information, is set forth on the following pages.

The Board unanimously recommends that you vote FOR the election of each nominee.

8	2022 Proxy Statement | Northern Trust Corporation

INFORMATION ABOUT THE NOMINEES FOR DIRECTOR

Biographical Information

The following information about the nominees for election to the Board at the Annual Meeting is as of the date of this Proxy Statement, unless otherwise indicated.

LINDA WALKER BYNOE

Independent Director
Director Since: 2006 Age: 69 Board Committees ● Audit ● Corporate Governance (Chair) ● Executive

Professional Experience

●   Telemat Limited LLC (project management and consulting firm)

¡   President and Chief Executive Officer, since 1995

Current Public and/or Investment Company Directorships

●   Equity Residential, since 2009

●   Prudential Retail Mutual Funds, since 2005

Other Recent Public and/or Investment Company Directorships

●   Anixter International Inc., 2006 to 2020

Qualifications

The Board concluded that Ms. Bynoe should serve as a director based on her diverse consulting and investment experience, her expertise in public accounting, corporate governance, and strategy development and her experience as a director of other complex global corporations.

SUSAN CROWN

Independent Director
Director Since: 1997 Age: 63 Board Committees ● Business Risk ● Compensation and Benefits

Professional Experience

●   Owl Creek Partners, LLC (private equity firm)

¡   Chairman and Chief Executive Officer, since 2010

●   Susan Crown Exchange Inc. (social investment organization)

¡   Chairman and Founder, since 2009

●   Henry Crown and Company (company with diversified investments)

¡   Vice President, 1984 to 2015

Current Public and/or Investment Company Directorships

●   Illinois Tool Works Inc., since 1994

Qualifications

The Board concluded that Ms. Crown should serve as a director based on her leadership, risk oversight, governance, and corporate responsibility experience developed through service at various large organizations, both commercial and nonprofit, including as Chair of the Board of Trustees at Rush University Medical Center and the Rush System.

2022 Proxy Statement | Northern Trust Corporation	9

INFORMATION ABOUT THE NOMINEES FOR DIRECTOR

DEAN M. HARRISON

Independent Director
Director Since: 2015 Age: 67 Board Committees ● Audit ● Business Risk (Chair)* ● Executive * Also a member of the Cybersecurity Risk Oversight Subcommittee

Professional Experience

●   Northwestern Memorial HealthCare (the primary teaching affiliate of Northwestern University Feinberg School of Medicine and parent corporation of Northwestern Memorial Hospital)

¡   President and Chief Executive Officer, since 2006

Qualifications

The Board concluded that Mr. Harrison should serve as a director based on his extensive experience leading a large, complex organization in a highly regulated industry, including his risk oversight experience.

JAY L. HENDERSON

Lead Director / Independent Director
Director Since: 2016 Age: 66 Board Committees ● Audit (Chair) ● Capital Governance ● Compensation and Benefits ● Corporate Governance ● Executive

Professional Experience

●   PricewaterhouseCoopers LLP (professional services firm)

¡   Vice Chairman, Client Service for PricewaterhouseCoopers LLP, 2007 to 2016

¡   Managing Partner of the Greater Chicago Market, 2003 to 2013

Current Public and/or Investment Company Directorships

●   Illinois Tool Works Inc., since 2016

●   The J. M. Smucker Company, since 2016

Qualifications

The Board concluded that Mr. Henderson should serve as a director based on his extensive experience working with, and serving as a director of, various complex global organizations across multiple markets and industry sectors, as well as his leadership experience in various roles at PricewaterhouseCoopers LLP.

10	2022 Proxy Statement | Northern Trust Corporation

INFORMATION ABOUT THE NOMINEES FOR DIRECTOR

MARCY S. KLEVORN

Independent Director
Director Since: 2019 Age: 62 Board Committees ● Audit ● Business Risk* * Also the Chair of the Cybersecurity Risk Oversight Subcommittee

Professional Experience

●   Ford Motor Company (global automaker)

¡   Chief Transformation Officer, 2019

¡   Executive Vice President and President, Mobility, 2017 to 2019

¡   Chief Information Officer and Group Vice President, Information Technology, 2015 to 2017

¡   Director, Office of the Chief Information Officer, 2013 to 2015

Current Public and/or Investment Company Directorships

●   Humana, Inc., since February 2021

Other Recent Public and/or Investment Company Directorships

●   Pivotal Software, Inc., 2016 to 2019

Qualifications

The Board concluded that Ms. Klevorn should serve as a director based on her extensive experience with respect to the innovation and application of cutting-edge technologies.

SIDDHARTH N. “BOBBY” MEHTA

Independent Director
Director Since: 2019 Age: 63 Board Committees ● Business Risk* ● Capital Governance * Also a member of the Cybersecurity Risk Oversight Subcommittee

Professional Experience

●   TransUnion (global risk and information solutions provider)

¡   President and Chief Executive Officer, 2007 to 2012

●   HSBC Finance Corporation (owner and servicer of a portfolio of residential real estate loans) and HSBC North America Holdings, Inc. (holding company for HSBC Holdings plc’s operations in the United States)

¡   Chief Executive Officer, 2005 to 2007

Current Public and/or Investment Company Directorships

●   The Allstate Corporation, since 2014

●   Jones Lang LaSalle Incorporated, since 2019

Other Recent Public and/or Investment Company Directorships

●   TransUnion, 2007 to January 2022

●   Piramal Enterprises Limited, 2013 to 2020

Qualifications

The Board concluded that Mr. Mehta should serve as a director based on his management and board experience at large, complex organizations and his experience in the financial services industry.

2022 Proxy Statement | Northern Trust Corporation	11

INFORMATION ABOUT THE NOMINEES FOR DIRECTOR

MICHAEL G. O’GRADY

Chairman and Chief Executive Officer
Director Since: 2017 Age: 56 Board Committees ● Executive (Chair)

Professional Experience

●   Northern Trust Corporation and The Northern Trust Company

¡   Chairman of the Board, since 2019

¡   Chief Executive Officer, since 2018

¡   President, since 2017

¡   President, Corporate & Institutional Services, 2014 to 2016

¡   Chief Financial Officer, 2011 to 2014

●   Bank of America Merrill Lynch

¡   Managing Director, Investment Banking Group, 2000 to 2011

Qualifications

The Board concluded that Mr. O’Grady should serve as a director based on his experience and ongoing responsibilities with respect to Northern Trust’s businesses.

JOSE LUIS PRADO

Independent Director
Director Since: 2012 Age: 67 Board Committees ● Compensation and Benefits ● Corporate Governance

Professional Experience

●   Palmex Alimentos (snack product ingredients manufacturer)

¡   Executive Chairman, since February 2022

●   Tropicale Foods Group (frozen foods manufacturer)

¡   Chairman of the Board, since 2020

●   Evans Food Group, Ltd. (global food company)

¡   Vice Chairman, 2019 to 2021

¡   Chairman and Chief Executive Officer, 2016 to 2019

●   PepsiCo, Inc.

¡   President, Quaker Oats North America, 2011 to 2014

Current Public and/or Investment Company Directorships

●   Hormel Foods Corporation, since 2019

Other Recent Public and/or Investment Company Directorships

●   Brinker International, Inc., 2015 to 2019

Qualifications

The Board concluded that Mr. Prado should serve as a director based on his management, marketing and risk oversight experience at a complex global corporation and his substantial international experience.

12	2022 Proxy Statement | Northern Trust Corporation

INFORMATION ABOUT THE NOMINEES FOR DIRECTOR

MARTIN P. SLARK

Independent Director
Director Since: 2011 Age: 67

Professional Experience

●   Molex LLC (manufacturer of electronic, electrical and fiber optic interconnection products and systems)

¡   Chief Executive Officer, 2005 to 2018

Current Public and/or Investment Company Directorships

●   Hub Group, Inc., since 1996

Qualifications

The Board concluded that Mr. Slark should serve as a director based on his experience leading a complex global corporation and his risk oversight experience as Chief Executive Officer of Molex LLC and as a director of other large, complex corporations, including Liberty Mutual Insurance Company.

DAVID H. B. SMITH, JR.

Independent Director
Director Since: 2010 Age: 55 Board Committees ● Audit ● Capital Governance (Chair) ● Executive

Professional Experience

●   Mutual Fund Directors Forum (nonprofit membership organization for investment company directors)

¡   Executive Vice President, Policy & Legal Affairs and General Counsel, since 2005

●   U.S. Securities and Exchange Commission

¡   Associate Director, Division of Investment Management, 2001 to 2005

Current Public and/or Investment Company Directorships

●   Illinois Tool Works Inc., since 2009

Qualifications

The Board concluded that Mr. Smith should serve as a director based on his regulatory and leadership experience in the finance industry gained from his roles at the U.S. Securities and Exchange Commission and the Mutual Fund Directors Forum. The Board also considered that Mr. Smith’s interest as a beneficiary of a trust that holds a significant amount of the Corporation’s common stock further aligns his interests with the interests of the Corporation’s stockholders.

2022 Proxy Statement | Northern Trust Corporation	13

INFORMATION ABOUT THE NOMINEES FOR DIRECTOR

DONALD THOMPSON

Independent Director
Director Since: 2015 Age: 58 Board Committees ● Capital Governance ● Compensation and Benefits

Professional Experience

●   Cleveland Avenue, LLC (food and beverage accelerator and investment company)

¡   Founder and Chief Executive Officer, since 2015

●   McDonald’s Corporation (global foodservice retailer)

¡   President and Chief Executive Officer, 2012 to 2015

Current Public and/or Investment Company Directorships

●   Royal Caribbean Cruises Ltd., since 2015

Other Recent Public and/or Investment Company Directorships

●   Beyond Meat, Inc., 2015 to May 2021

●   McDonald’s Corporation, 2011 to 2015

Qualifications

The Board concluded that Mr. Thompson should serve as a director based on his management and board experience at other complex global corporations.

CHARLES A. TRIBBETT III

Independent Director
Director Since: 2005 Age: 66 Board Committees ● Compensation and Benefits (Chair) ● Corporate Governance ● Executive

Professional Experience

●   Russell Reynolds Associates (global executive recruiting firm)

¡   Vice Chairman of Board and CEO Advisory Group, since 2020

¡   Managing Director, since 1989

Qualifications

The Board concluded that Mr. Tribbett should serve as a director based on his global leadership consulting experience evaluating and identifying senior management professionals and his leadership experience at Russell Reynolds Associates.

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INFORMATION ABOUT THE NOMINEES FOR DIRECTOR

Director Skills and Experience Matrix

	Bynoe	Crown	Harrison	Henderson	Klevorn	Mehta	O'Grady	Prado	Slark	Smith	Thompson	Tribbett
Skills and Experience												
Finance / Accounting – knowledge of, or experience in, accounting, financial reporting, or auditing processes and standards	✓	✓	✓	✓		✓	✓	✓	✓	✓	✓	
Financial Services – senior leadership within, or oversight experience with respect to, the financial services industry, including asset management	✓	✓				✓	✓			✓		
Global / International – experience related to international business strategy and operations					✓	✓	✓	✓	✓		✓	✓
Leadership – experience managing complex business operations and strategic planning	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Public Company Board Experience – experience serving on the board of directors of another publicly traded entity	✓	✓		✓	✓	✓		✓	✓	✓	✓	
Regulatory – experience with regulated businesses, regulatory requirements, and relationships with regulatory bodies or agencies	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	
Risk Management – knowledge or expertise with respect to risk management processes across large, complex organizations	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	
Talent Management and Development – experience in senior executive development, succession planning, and compensation matters		✓	✓	✓	✓	✓	✓	✓	✓		✓	✓
Technology / Innovation / Cybersecurity / Digital – experience with, or oversight of, innovative technology, information or data management systems, fintech, privacy, and/or cybersecurity			✓		✓	✓			✓		✓	
Demographic Background												
Board Tenure												
Completed Years	15	24	7	5	3	3	5	9	10	11	7	16
Gender Identity												
Male			✓	✓		✓	✓	✓	✓	✓	✓	✓
Female	✓	✓			✓							
Age												
Years Old	69	63	67	66	62	63	56	67	67	55	58	66
Race / Ethnicity												
Asian						✓						
Black / African American	✓										✓	✓
Hispanic / Latino								✓				
White		✓	✓	✓	✓		✓		✓	✓		
LGBTQ+	No directors currently self-identified as members of the LGBTQ+ community

2022 Proxy Statement | Northern Trust Corporation	15

BOARD AND BOARD COMMITTEE INFORMATION

Our Board currently consists of twelve members. The Board has determined that each of the following eleven current directors is independent in accordance with our independence standards, which conform with the U.S. Securities and Exchange Commission (the “SEC”) rules and the listing standards of The NASDAQ Stock Market LLC (“NASDAQ”): Linda Walker Bynoe, Susan Crown, Dean M. Harrison, Jay L. Henderson, Marcy S. Klevorn, Siddharth N. “Bobby” Mehta, Jose Luis Prado, Martin P. Slark, David H. B. Smith, Jr., Donald Thompson and Charles A. Tribbett III.

During 2021, the Corporation’s Board held seven meetings. All incumbent directors during 2021 attended at least 75% of the total meetings of the Board and the committees on which they served occurring during the period in which they served. Our Corporate Governance Guidelines state that all directors are expected to attend each Annual Meeting of Stockholders. In accordance with this expectation, all of the directors then serving attended the 2021 Annual Meeting of Stockholders held on April 20, 2021.

Board Committees

The standing committees of the Board are the Audit Committee, the Business Risk Committee, the Capital Governance Committee, the Compensation and Benefits Committee, the Corporate Governance Committee and the Executive Committee. The Cybersecurity Risk Oversight Subcommittee assists the Business Risk Committee in discharging its oversight duties with respect to cybersecurity risk. With the exception of the Executive Committee, all standing committees and subcommittees are composed solely of independent directors. Consequently, independent directors directly oversee critical matters and appropriately oversee the Chairman and CEO and other members of senior management. Each standing committee and subcommittee is governed by a written charter. These charters detail the duties and responsibilities of each committee and subcommittee and are available on the Corporation’s website at www.northerntrust.com.

Additional information regarding the roles, responsibilities and composition of the Board’s standing committees and subcommittees is set forth below.

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BOARD AND BOARD COMMITTEE INFORMATION

AUDIT COMMITTEE
MEMBERS Jay L. Henderson (Chair) Linda Walker Bynoe Dean M. Harrison Marcy S. Klevorn David H. B. Smith, Jr.	KEY RESPONSIBILITIES / AREAS OF OVERSIGHT

The Audit Committee assists the Board in its oversight of:

●   the integrity of the organization’s consolidated annual and quarterly financial statements and earnings releases;

●   the organization’s compliance with accounting, legal and regulatory requirements;

●   the qualifications and independence of the Corporation’s public accountants; and

●   the performance of the organization’s internal audit function and the Corporation’s public accountants.

The Board has determined that all members of the Audit Committee are independent under SEC rules and NASDAQ listing standards. The Board also has determined that all Audit Committee members have the financial experience and knowledge required for service on the Committee, and that Messrs. Harrison, Henderson, and Smith and Ms. Bynoe each satisfy the definition of “audit committee financial expert,” under SEC rules.

The Audit Committee met nine times in 2021.

BUSINESS RISK COMMITTEE
MEMBERS Dean M. Harrison (Chair) Susan Crown Marcy S. Klevorn Siddharth N. “Bobby” Mehta	KEY RESPONSIBILITIES / AREAS OF OVERSIGHT

The Business Risk Committee assists the Board in its oversight of:

●   the risk management policies of the Corporation’s global operations;

●   the operation of the Corporation’s global risk management framework; and

●   management’s procedures for identifying, measuring, aggregating, and reporting on:

¡   the Corporation’s risk-based capital requirements; and

¡   the risks inherent in the businesses of the Corporation and its subsidiaries in the following categories: credit risk, market and liquidity risk, fiduciary risk, operational risk, compliance risk and strategic risk.

The Board has determined that all members of the Business Risk Committee are independent under SEC rules and NASDAQ listing standards.

The Business Risk Committee met five times in 2021.

As noted above, the Business Risk Committee has established a Cybersecurity Risk Oversight Subcommittee to assist the Business Risk Committee with oversight of cybersecurity risk. The subcommittee consists of the following directors: Marcy S. Klevorn (Chair), Dean M. Harrison, and Siddharth N. “Bobby” Mehta. The Cybersecurity Risk Oversight Subcommittee met eleven times in 2021.

CAPITAL GOVERNANCE COMMITTEE
MEMBERS David H. B. Smith, Jr. (Chair) Jay L. Henderson Siddharth N. “Bobby” Mehta Donald Thompson	KEY RESPONSIBILITIES / AREAS OF OVERSIGHT

The Capital Governance Committee assists the Board in its oversight of the capital management and resolution planning activities of the Corporation, including:

●   the capital management assessments, forecasting, and stress-testing processes and activities of the Corporation and its subsidiaries, including with respect to the annual Comprehensive Capital Analysis and Review (“CCAR”) exercise;

●   the Corporation’s annual capital plan, including proposed capital actions;

●   the Corporation’s and the Bank’s regulatory capital ratios and capital levels; and

●   the Corporation’s and the Bank’s resolution plans.

The Board has determined that all members of the Capital Governance Committee are independent under SEC rules and NASDAQ listing standards. The Capital Governance Committee met seven times in 2021.

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BOARD AND BOARD COMMITTEE INFORMATION

COMPENSATION AND BENEFITS COMMITTEE
MEMBERS Charles A. Tribbett III (Chair) Susan Crown Jay L. Henderson Jose Luis Prado Donald Thompson	KEY RESPONSIBILITIES / AREAS OF OVERSIGHT

The Compensation and Benefits Committee assists the Board in its oversight of:

●  the compensation of the directors and executive officers of the Corporation and its subsidiaries;

●  the employee benefit and equity-based plans of the organization; and

●  management development and succession planning, including with respect to the position of CEO.

The Board has determined that all members of the Compensation and Benefits Committee are independent under SEC rules and NASDAQ listing standards.

The Compensation and Benefits Committee met four times in 2021.

CORPORATE GOVERNANCE COMMITTEE
MEMBERS Linda Walker Bynoe (Chair) Jay L. Henderson Jose Luis Prado Charles A. Tribbett III	KEY RESPONSIBILITIES / AREAS OF OVERSIGHT

The Corporate Governance Committee assists the Board with:

●   the identification of candidates for nomination or appointment as directors;

●   the oversight of the Board’s committee structure;

●   the oversight of the annual evaluation of the Board and its committees;

●   the development of the Corporation’s Corporate Governance Guidelines;

●   the appointment of a successor in the event of the unanticipated death, disability or resignation of the Corporation’s CEO;

●   the procedures relating to stockholder communications with the Board; and

●   other ESG matters of significance to the Corporation and its subsidiaries.

The Board has determined that all members of the Corporate Governance Committee are independent under SEC rules and NASDAQ listing standards. The Corporate Governance Committee met four times in 2021.

EXECUTIVE COMMITTEE
MEMBERS Michael G. O’Grady (Chair) Linda Walker Bynoe Dean M. Harrison Jay L. Henderson David H. B. Smith, Jr. Charles A. Tribbett III	KEY RESPONSIBILITIES / AREAS OF OVERSIGHT

The Board appoints an Executive Committee so that there will be a committee of the Board empowered to act for the Board, to the full extent permitted by law, between meetings of the Board if necessary and appropriate. In the event of a triggering event, the Executive Committee is also responsible for directing the execution of appropriate resolution and recovery plans.

The Executive Committee did not meet in 2021.

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CORPORATE GOVERNANCE

Key Governance Practices

We believe that the high standards set by our governance structure provide the foundation for the strength of our business. An overview of certain key governance practices reflective of our strong governance profile is set forth below.

What We Do	What We Don’t Do

✓  Majority Independent Directors

✓  Engaged Lead Director

✓  Proxy Access Rights

✓  Stockholder Right to Call Special Meetings

✓  Frequent Executive Sessions for Independent Directors

✓   Annual Strategic Planning Meeting with Board and Executive Officers

✓  Regular Rotations of Committee Chairs

✓  Regular Reviews of Governance Documents

✓  Annual Board Self-Evaluations

✗ Plurality Voting in Uncontested Director Elections ✗ Staggered Board ✗ Poison Pill ✗ Supermajority Voting Requirements ✗ Overboarding of Directors

Director Independence

To be considered independent, the Board must affirmatively determine that a director has no relationship with the Corporation which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Corporation’s Corporate Governance Guidelines require that a majority of the directors serving on the Board meet the criteria for “independence” under NASDAQ listing standards.

In making independence determinations, the Board considers, among all other relevant matters, the criteria for independence contained in the NASDAQ listing standards. Under these standards, the following persons shall not be considered “independent”:

●

a director who is or was an employee or executive officer of the Corporation, or whose Family Member (as defined below) is or was an executive officer of the Corporation, at any time during the past three years;

●

a director who receives or has received, or whose Family Member receives or has received, compensation from the Corporation in excess of $120,000 during any period of twelve consecutive months within the past three years, other than director and committee fees, benefits under a tax-qualified retirement plan or other forms of nondiscretionary compensation; provided, however, that compensation received by a Family Member of a director for service as an employee (other than as an executive officer) of the Corporation need not be considered in determining independence;

●

a director who is, or whose Family Member is, a current partner of the Corporation’s outside auditor, or who was a partner or employee of the Corporation’s outside auditor who worked on the Corporation’s audit at any time during any of the past three years;

●

a director of the Corporation who is, or has a Family Member who is, employed as an executive officer of another entity where at any time during the past three years any of the executive officers of the Corporation serve on the compensation committee of such other entity; or

●

a director who is, or whose Family Member is, a partner in, a controlling stockholder of, or an executive officer of, any organization to which the Corporation made, or from which the Corporation received, payments for property or services in the current or any of the past three fiscal years that exceed the greater of $200,000 or 5% of the recipient’s consolidated gross revenue for that year, other than payments arising solely from investments in the Corporation’s securities or payments under nondiscretionary charitable contribution matching programs.

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“Family Member” means a person’s spouse, parents, children, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in-law, and anyone (other than domestic employees) who shares the person’s home.

The Board has determined that each director serving during 2021 was, and each current director is, independent of the Corporation in accordance with the Corporation’s Corporate Governance Guidelines and categorical standards, except for Mr. O’Grady, who currently serves as the Corporation’s Chairman and CEO.

In addition to the categorical standards, the Board considered that the Corporation or its subsidiaries provided financial services to each of its directors, or persons or entities affiliated with such directors, except for Ms. Klevorn and Mr. Tribbett, including trust and related services, brokerage services, investment management, asset servicing, asset management, credit services and other banking services. These transactions were undertaken in the ordinary course of business and were made on substantially the same terms (including interest rates and collateral for loan transactions) as those prevailing at the time for comparable transactions with other persons not related to the Corporation or any affiliated entities involved in the transactions. None of these transactions involved more than the normal risk of collectability or presented other unfavorable features, and any extensions of credit to directors and executive officers of the Corporation were permitted under the provisions of Section 13(k) of the Securities Exchange Act of 1934 (the “Exchange Act”). None of these transactions or any transactions in which the Corporation or any of its subsidiaries sold or purchased products and services to or from any of the Corporation’s directors, or persons or entities affiliated with its directors, were material to the Corporation or any affiliated entities involved in the transactions. With respect to Mr. Henderson, the Board also considered the related party transaction reviewed and approved by the Audit Committee in accordance with the Corporation’s Related Person Transactions Policy described below. In each case, the Board determined that these relationships did not affect any director’s ability to exercise independent judgment in carrying out his or her responsibilities as a director.

Related Person Transactions Policy

The Board, through its Audit Committee, has adopted a written Related Person Transactions Policy to govern the review, approval, and ratification of any transaction, arrangement or relationship in which the Corporation or its subsidiaries are party, the amount involved exceeds $120,000, and in which any related persons have a direct or indirect material interest. “Related persons” means the Corporation’s directors, nominees for director, executive officers, greater than five percent beneficial owners, members of their immediate family and any person (other than a tenant or employee) sharing their household.

Any related person proposing to enter into a potential related party transaction with the Corporation or its subsidiaries must notify the Corporate Secretary of the facts and circumstances of the proposed transaction. If the Corporate Secretary finds that the transaction would constitute a related party transaction, it must be reviewed and approved or ratified by the Audit Committee or the Audit Committee Chair. In considering related person transactions, the Audit Committee or the Audit Committee Chair will consider all relevant facts and circumstances and approve only those related person transactions that are in, or otherwise not inconsistent with, the best interests of the Corporation and its subsidiaries.

Kathleen Finley, Mr. Henderson’s daughter, has been employed by the Bank since 2005, currently serving as a Senior Vice President within the Wealth Management business of the Bank. In such role, Ms. Finley earned compensation in excess of $120,000 in 2021, and received retirement, health and wellness benefits, all on comparable terms as those provided for other employees of the Bank. Pursuant to the Related Person Transactions Policy, our Audit Committee considers and approves Ms. Finley’s employment on an annual basis. Mr. Henderson recuses himself from consideration of such matters.

Executive Sessions

The independent directors of the Corporation met in executive sessions separate from management seven times during 2021. The Lead Director or, in his absence, another independent director designated by the Lead Director, presides at executive sessions of the independent directors. The standing committees of the Board also regularly held executive sessions during 2021. These sessions were led by the respective independent committee Chairs.

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Board Evaluations

The Board and each of its standing committees thoroughly evaluate their own effectiveness throughout the year. The evaluation is a multi-faceted process that includes discussions with our Lead Director, individual director input on Board and committee meeting agenda topics, executive sessions without management present, periodic input to our Chairman and CEO and other members of senior management on agenda topics and enhancements to Board and committee effectiveness, an annual formal self-evaluation overseen by the Corporate Governance Committee, and opportunities to provide candid reflection on the performance of other directors. A summary of the self-evaluation process is as follows.

Determine Format

Each year, the Committee formally considers and approves the process through which Board and committee self-evaluations are to be conducted to ensure they remain efficient and effective means by which to assess, and foster the continual enhancement of, the Board and its committees.

In 2021, the Committee’s consideration of the self-evaluation process was informed by a review conducted by an independent third-party expert, pursuant to which certain enhancements to the process were implemented.

Conduct Evaluation

In recent years, the self-evaluation process has been led by the Lead Director, who conducts in-depth, one-on-one discussions with each of our directors guided by a list of thematic questions, including with respect to:

●  Board, committee, and director performance

●  Board and committee composition, diversity and leadership

●  Management’s relationship with the Board and information flow

●  Corporate strategy and risks

●  Corporate and Board culture

●  Board and committee priorities

Review Feedback

The Lead Director provides a summary of these discussions to the full Board for its consideration in executive session.

Each standing committee also meets in executive session to provide an opportunity to discuss the key takeaways from the evaluation process as they may apply to such committee’s effectiveness.

Implement Feedback In response to feedback from the evaluation process, the Board and committees work with management to improve policies and practices to enhance Board and committee effectiveness.

Ongoing Feedback Opportunities

In addition to the formal annual self-evaluation process, all directors are encouraged to provide feedback at any time throughout the year to further the improvement of the Board’s practices. Opportunities for such feedback are provided through one-on-one conversations with our Lead Director and regular executive sessions of the Board and each of its committees without management present, among other means.

As a result of this evaluation process, certain enhancements have been made in recent years to Board and committee practices and meeting materials to further their effectiveness. For example, the Board’s 2020 self-evaluation process identified the Board’s desire for additional discussion regarding cybersecurity and digital strategy topics, as well as certain enhancements to Board and committee practices and meeting materials which were implemented throughout 2021.

Board Leadership Structure

The current leadership structure of the Board consists of a combined Chairman and CEO position and a separate Lead Director who is appointed annually by the Corporation’s independent directors in accordance with the Corporation’s Corporate Governance Guidelines. The Board has determined that combining the positions of Chairman and CEO is the most appropriate for the Corporation at this time, as having one person serve as Chairman and CEO provides unified leadership and direction to the Corporation and strengthens the ability of the CEO to develop and implement strategic initiatives and respond effectively in crisis situations.

The Lead Director’s role with respect to the Corporation is a significant one, with primary responsibilities including the following:

●	approving Board meeting schedules and agendas to ensure that there is sufficient time for discussion of all Board agenda items and overseeing the information provided to the Board;

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●	calling at any time deemed necessary or advisable by the Lead Director a special meeting of the Board or a special executive session of the independent directors;

●	adding items to the agenda of any regular or special meeting of the Board deemed necessary or advisable by the Lead Director;

●	presiding at all meetings of the Board at which the Chairman is not present;

●	presiding at all regular and any special executive sessions of the independent directors;

●	serving as a liaison between the independent directors and the Chairman and CEO;

●	conducting, by means of an interview with each director, including the Chairman and CEO, the Board’s annual self-evaluation of its performance and then providing a summary report to the Board; and

●	being available for consultation and direct communication with major stockholders.

Taking into account the prominence of the Lead Director role at the Corporation, the Board has determined that the Corporation’s current Board leadership structure provides significant independent leadership of the Board and is most appropriate for the Corporation at this time. The Corporation has a strong independent Board, with all current directors except for Mr. O’Grady having been determined to be independent under NASDAQ listing standards and all standing committees of the Board except for the Executive Committee being composed solely of independent directors. The significant and meaningful responsibilities of the Corporation’s independent directors, together with those of the Lead Director, also foster good governance practices and provide for substantial independent oversight of critical matters related to the Corporation.

Risk Oversight

General

The Board provides oversight of risk management directly as well as through its Audit, Business Risk (including, as described below, the Cybersecurity Risk Oversight Subcommittee), Capital Governance and Compensation and Benefits Committees. The Board approves the Corporation’s risk management framework and Corporate Risk Appetite Statement, which reflects the expectation that risk be consciously considered as part of the Corporation’s strategic decisions and in its day-to-day activities. The Corporation actively monitors employees using programs, policies, and other tools that are designed to ensure that they work within established risk frameworks and limits. The Business Risk Committee assumes primary responsibility and oversight with respect to credit risk, market and liquidity risk, fiduciary risk, operational risk, compliance risk and strategic risk. The Audit Committee provides oversight with respect to financial reporting and legal risk, while the Compensation and Benefits Committee oversees the development and operation of the incentive compensation program of the Corporation and its subsidiaries. The Compensation and Benefits Committee annually reviews an assessment of the effectiveness of the design and performance of the incentive compensation arrangements and practices in providing incentives that are consistent with the safety and soundness of the Corporation and its subsidiaries. This assessment includes a third-party evaluation of whether these incentive compensation arrangements and practices discourage inappropriate risk-taking behavior by participants. Pursuant to its charter, the Compensation and Benefits Committee is required to have at least one member who is a member of the Business Risk Committee and at least one member who is a member of the Audit Committee. Among other responsibilities, the Capital Governance Committee oversees the processes and activities of the Corporation and its subsidiaries related to resolution planning and capital management assessments, forecasting and stress testing, including the annual CCAR exercise, and challenges management, as appropriate, on various elements of such processes and activities. Accordingly, the Capital Governance Committee provides oversight with respect to the linkage of the Corporation’s material risks to the capital management assessment and resolution planning processes. The charters for the Audit, Business Risk, Capital Governance and Compensation and Benefits Committees provide that the Committees may meet with the individuals who supervise day-to-day risk management responsibilities of the Corporation and other members of management, consultants or advisors, as each committee deems appropriate.

Information Security, Technology and Cyber Risk Oversight

As a financial services company entrusted with the safeguarding of sensitive information, the Board believes that a strong information security, technology and cyber risk management program is crucial to the Corporation’s success in an environment of increasing cyber threats. Accordingly, the Board and the Business Risk Committee play meaningful roles with respect to the oversight of information security, technology and cyber risk management at the Corporation. Specifically, in conjunction with its oversight of overall operational risk, the Business Risk Committee oversees management’s actions to

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identify, assess, mitigate and remediate material issues related to information security, technology and cyber risk; annually reviews and approves the Corporation’s information security, technology, and cyber risk management policy; and receives regular updates from management, including the Chief Information Risk Officer, on the Corporation’s information security, technology and cyber risk management practices and profile. The Business Risk Committee established the Cybersecurity Risk Oversight Subcommittee to provide for an even deeper focus on, and governance framework around, cybersecurity risks inherent in the Corporation’s business. The Board also plays a role with respect to the oversight of such risks, meeting periodically with management and third-party experts to discuss its role in crisis management, receive relevant industry updates, and review tabletop exercises designed to evaluate the Corporation’s cybersecurity event management capabilities.

For a further description of the risk management policies and practices of the Corporation’s management, including those related to information security and technology risk, see the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Risk Management” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2021.

Corporate Governance Guidelines

The Corporation has had Corporate Governance Guidelines in place since 2000. The Corporate Governance Committee reviews and reassesses the adequacy of the Corporate Governance Guidelines at least annually and recommends any changes to the Board for approval. The Corporation’s Corporate Governance Guidelines embody many of the Corporation’s long-standing practices and incorporate policies and procedures that strengthen its commitment to corporate governance best practices. A copy of the Corporate Governance Guidelines is available on the Corporation’s website at www.northerntrust.com.

Code of Business Conduct and Ethics

The Board of the Corporation has adopted a Code of Business Conduct and Ethics to:

●	promote honest and ethical conduct, including fair dealing and the ethical handling of actual or apparent conflicts of interest;

●	promote full, fair, accurate, timely and understandable public disclosure about the Corporation;

●	promote compliance with applicable laws and governmental rules, codes and regulations wherever the Corporation does business;

●	ensure the protection of the Corporation’s legitimate business interests; and

●	deter wrongdoing.

The Code of Business Conduct and Ethics satisfies applicable SEC and NASDAQ requirements and applies to all directors, officers (including the Corporation’s principal executive officer, principal financial officer and principal accounting officer) and employees of the Corporation and its subsidiaries. The Corporation intends to disclose any amendments to, or waivers from, the Code of Business Conduct and Ethics for directors and executive officers by posting such information on its website. A copy of the Code of Business Conduct and Ethics is available on the Corporation’s website at www.northerntrust.com.

Director Nominations and Qualifications and Proxy Access

The Corporate Governance Committee is responsible for considering, evaluating, and recommending candidates for director. The Committee will consider persons nominated by stockholders in accordance with the nomination procedures specified in the Corporation’s By-laws and described further under “Stockholder Proposals for 2023 Annual Meeting” on page 68. Stockholders also may recommend candidates for director by following the procedures for communicating with directors described below under “Communications with the Board and Independent Directors.”

In its evaluation of director candidates, including persons recommended by stockholders, the Corporate Governance Committee considers the factors specified in the Corporation’s Corporate Governance Guidelines to ensure the Board has a diversity of perspectives and backgrounds, including the nature of the expertise and experience required for the performance of the duties of a director of a corporation engaged in the Corporation’s business and such matters as relevant business and industry experience, professional background, age, current employment, community service and other board service. The

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Committee also considers the racial, ethnicity, gender identity and other forms of diversity represented on the Board when assessing candidates. The Committee seeks to identify as candidates for director persons with a reputation for, and record of, integrity and good business judgment who: (i) have experience in positions with a high degree of responsibility and are leaders in the organizations with which they are affiliated; (ii) are free from conflicts of interest that could interfere with a director’s duties to the Corporation and its stockholders; and (iii) are willing and able to make the necessary commitment of time and attention required for effective Board service. The Committee also takes into account a candidate’s level of financial literacy, and monitors the mix of skills and experience of the directors in order to ensure the Board has the necessary collective expertise to perform its oversight function effectively. Following its evaluation process, the Committee recommends director nominees to the full Board, and the Board makes the final determination of director nominees based on its consideration of the Committee’s recommendation.

The Corporation’s By-laws also include a proxy access right, providing eligible stockholders the right to include, along with the candidates nominated by the Board, their own nominees for election to the Board in the Corporation’s proxy materials. This proxy access right permits any stockholder, or group of up to 20 stockholders, who has maintained continuous qualifying ownership of 3% or more of the Corporation’s outstanding common stock for at least the previous three years, and continues to own the required common stock through the date of the applicable annual meeting, to include in the Corporation’s proxy materials such stockholder’s own nominees for election to the Board constituting up to the greater of two individuals or 20% of the total number of directors, provided that such stockholder and its nominees satisfy the requirements specified in the Corporation’s By-laws.

Stockholder Engagement

The Corporation recognizes the importance of engaging with stockholders and other key constituents. Open and constructive dialogue with stockholders helps further their understanding of our performance and strategies and allows us to receive direct feedback on issues relating to the Corporation. Accordingly, it is the Corporation’s long-standing practice to engage proactively and routinely with stockholders throughout the year. This practice continued in 2021, with our CEO, CFO or other members of senior management engaging with stockholders representing approximately 40% of our outstanding shares regarding matters pertaining to the Corporation’s performance, strategies and governance.

Who We Engage	How We Engage	Who Participates

● Institutional investors ● Sell-side analysts ● Retail stockholders ● Pension funds ● Bondholders ● Proxy advisory firms ● Rating agencies / firms	● One-on-one and group meetings, in-person and virtually ● Quarterly earnings calls ● Industry and sell-side presentations and conferences ● Written and electronic communications	● Executive management ● Investor relations team ● Senior leadership ● Subject matter experts
Key Topics of Engagement
● Overall business strategy
● Current business conditions
● Financial updates ● Business continuity and actions through the pandemic ● Sustainability, corporate citizenship, and social impact ● Corporate governance practices ● Executive compensation
Key Engagement Resources
● Quarterly earnings ● Annual meeting ● Annual proxy statement ● Annual report ● Other SEC filings	● Northern Trust’s website ● Corporate social responsibility report ● Public events and presentations ● Disclosures to various ratings assessors

Environmental, Social, and Governance

Northern Trust incorporates fundamental ESG considerations into how we operate as a corporation, as a financial steward for our clients, and as a participant in broader society. This represents a natural extension of our principles-based legacy of client-centricity, deep expertise, and commitment to integrity.

We believe that sustainable outcomes and financial returns can be jointly achieved by a powerful combination of data, insightful analytics and leading technology. We remain committed to these practices to achieve greater for our clients, stockholders, partners, communities and other key stakeholders.

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We are also committed to transparent disclosure of our ESG practices. Since 2010, we have published an annual sustainability report using the GRI standards to provide an update on our performance. In addition, for more than a decade, we have published a greenhouse gas emissions statement annually. Most recently, we added the SASB standards to our reporting. In 2021, we also established an internal risk climate caucus and completed an analysis of our investment portfolio to ensure alignment with the recommendations of the Task Force on Climate-Related Financial Disclosures (“TCFD”).

ESG Governance Structure

Our vision for ESG is embedded at all levels of our organization. Our Board, and in particular its Corporate Governance Committee, engages in active oversight of ESG matters of significance to the Corporation and its subsidiaries. In addition, the Board’s Business Risk Committee provides oversight of certain financial and operational risks associated with climate change and other environmental risk factors through its oversight of the Corporation’s global risk management framework and risk management policies.

Our Head of Sustainability, Inclusion and Social Impact, who reports directly to our Chairman and CEO, is responsible for the design and implementation of our enterprise ESG strategy and also chairs the Sustainability, Inclusion and Social Impact Council, a group of senior employees that enables the implementation of Northern Trust’s ESG strategy through the setting and tracking of goals related to material aspects of our ESG strategy and initiatives.

Recent ESG Achievements

Recent actions demonstrating our commitment to ESG principles include:

●	We have committed to achieving Net Zero Carbon by 2050;

●

We provided approximately $236 million directly into underserved communities in 2021 through a combination of charitable grants and community investments focused on providing those communities access to education, food, health care, housing and workforce development;

●

We created a diverse and inclusive culture in which all individuals are welcomed, respected, supported, and valued so that they can fully participate in, and contribute to, realizing their goals and achieving greater for our clients, our business and society by:

¡	launching a reverse mentoring program focused on racial equity and gender balance, in which executive management members were mentored by employees; and

¡	establishing DE&I performance expectations for the executive leadership team and goals for senior title promotions and new hires.

●	We expanded our supplier diversity program through the launch of Business Diversity360, a tool that utilizes a holistic approach in assessing our vendors’ diversity commitments and goals;

●	As noted above, we expanded our ESG reporting to include disclosure alignment to SASB standards;

●	We demonstrated our commitment to transparency with the external publication of data from our U.S. EEO-1 Workforce Compliance Report; and

●	We have engaged with numerous companies in which we invest on our clients’ behalf to address certain ESG goals through our Asset Management business.

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Spotlight on Diversity, Equity, and Inclusion:

Our DE&I strategy is designed to develop a diverse, equitable, and inclusive workforce that reflects our values and allows us to grow our business. Our strategy focuses on three key areas:

●

Driving Accountability: We measure our performance at all levels to assess our DE&I outcomes quarterly and hold leaders accountable for addressing identified DE&I gaps, taking steps to meet DE&I goals, and modeling inclusive leadership;

●

Enhancing Development and Placement: We provide our partners equitable opportunities to contribute and participate in the Corporation’s success through targeted and scalable programs at the early, mid-career, and senior level stages of advancement; and

●

Advancing Culture: We strive to foster an inclusive environment whereby all partners feel a sense of belonging, including through a governance model designed to drive progress across all levels of the organization and the support of our employee-led business resource councils, in which thousands of our employees participate, to create connection and community.

For more information regarding our ESG activities—including our focus on DE&I; community engagement; environmental impact; and sustainable products and services—see “Helpful Resources—Environmental, Social, and Governance” on page 75.

Human Capital Management

At Northern Trust, our employees are our most important assets. Because the success of our company relies on the strength of the people we employ, our search for and retention of talent is critical. We invest in our employees holistically to continually develop a diverse pipeline of future leaders and to help employees advance their individual careers. The overview below outlines Northern Trust’s human capital objectives—talent acquisition, development, and management and total rewards.

Talent Acquisition, Development, and Management

We pride ourselves in attracting strong talent and have identified the development of diverse talent as a strategic priority. Our focus on career development, work/life balance, diversity, and our unique culture of care and collaboration also contribute to our employer brand.

Sourcing and Recruitment. We target our talent identification, sourcing methods, and recruitment strategies to specific locations using various channels such as job boards, colleges, professional networks, associations and online social networks. We base hiring decisions on a variety of factors including relevant experience and accomplishments, educational background, professional licensing, and strong evidence of integrity and ethical behavior.

Onboarding. Northern Trust is committed to helping all new hires succeed from day one. New employees begin their onboarding process with a comprehensive learning roadmap that orients them to our history, brand, businesses, and culture. Orientation programs also augment the onboarding experience by providing global, regional, and/or local information along with networking activities to help connect new hires to each other and other colleagues.

Learning and Development. An integrated partnership between our enterprise-wide and functional learning and development teams ensures we deliver holistic training solutions. Through our online learning portal, Northern Trust University, all employees can access a portfolio of professional and functional training solutions most helpful to their role. Our training content is dynamic as we regularly evaluate and offer courses and resources that will allow our employees to develop skills most critical to servicing our clients and developing their careers. An emerging area of focus is helping expand digital, analytical and financial acumen and skills across the enterprise. Many of our programs are interactive, include peer networking, and offer direct access to expert facilitators. Training is offered in both virtual and classroom instructor-led formats.

Talent Cultivation and Review. Northern Trust is committed to identifying and developing a deep pipeline of diverse, future talent at all levels across the globe to meet our evolving business needs. Annually, managers conduct talent assessments, and business and regional leadership teams hold talent reviews focused on specific topics, such as workforce

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needs, diversity, top talent, development opportunities, readiness for promotion, internal movement, and succession plans. Robust talent discussions are held annually with our executive management team and Board.

Executive Officer Development and Succession Planning. The Board is responsible for succession planning for the position of CEO. The Board, led by the Compensation and Benefits Committee, annually conducts a formal management development and succession planning review with respect to the position of the CEO and other senior officers. This review focuses on CEO succession planning, as well as developing internal candidates for advancement within the Corporation. The Compensation and Benefits Committee makes recommendations to the Board concerning management development and succession planning. These recommendations reflect the Board’s annual management development and succession planning review, as well as Committee discussions with and without the CEO. The Corporate Governance Committee discusses succession planning in the event of the unexpected death, incapacity, or resignation of the CEO and recommends to the Board, after consultation with the Chairman of the Compensation and Benefits Committee, an appropriate successor under such circumstances.

Performance Management. Northern Trust’s annual performance management process includes goal setting, mid-year check-ins, multi-rater feedback, and year-end reviews. Priorities are set by our CEO and applied to each business, department, team and individual. Managers are encouraged to provide regular feedback and real-time coaching to enhance performance outcomes and continually develop our talent.

Engagement and Recognition. Building an inclusive, connected and engaged employee culture is essential to retaining our talent. We invite all employees to provide management with anonymous responses about their everyday experiences at work through an annual Employee Engagement Survey and periodically through pulse surveys and other interactive feedback channels. Results are thoroughly evaluated to identify strengths, progress, and opportunities to further strengthen employee engagement, and are transparently shared with both employees and the Board. We also foster an “attitude of gratitude” through our online recognition platform that allows employees to recognize one another for everyday contributions.

Total Rewards

Our compensation and benefit programs are designed to be market competitive and positioned around the median of the local market, enabling us to attract and retain talent needed to deliver on our strategy.

Compensation Programs. Our compensation programs are intended to motivate our employees to deliver the highest-quality service to our clients and achieve the greatest collective business results. They are designed, implemented and communicated to promote behaviors that are consistent with Northern Trust’s desired culture, character and enduring principles of service, expertise, and integrity. We also regularly review our compensation processes and programs and take appropriate measures to ensure we can attract and retain talent in relevant markets.

Northern Trust’s base salary programs provide a competitive level of fixed pay reflecting each employee’s position, experience, qualifications and tenure. Additionally, all employees are eligible for incentive compensation to reward performance that delivers superior team or individual results. Incentive compensation is linked to both financial and nonfinancial performance criteria, including risk considerations, as determined by our Board and senior management. Select senior leaders and individual contributors may receive a percentage of their incentive in Northern Trust stock to encourage retention of key talent and to align rewards with company performance.

Employee Benefits. While the exact composition of the employee benefit package varies by country, our benefit programs are designed to be locally competitive, to meet the needs of our employees and their families, and to reflect the cultural values of the organization. Typical benefit programs include retirement, health care, paid time off, income protection such as disability and life insurance, leaves of absence, and access to our Employee Assistance Program. We have expanded our focus on employee well-being by providing additional programs and resources to improve wellness. These programs focus on how to manage stress, build resiliency, and be attuned to mental health issues; access to flexible or voluntary benefits; and enhancements to various parental leave offerings.

Continued Commitment to our Employees During the COVID-19 Pandemic

During the COVID-19 pandemic, we have remained focused on the health and well-being of our workforce. As the prolonged public health crisis has unfolded, Northern Trust has responded by providing additional health and well-being resources to our employees, including expanded virtual access to health care and well-being programs; a well-being learning center with tools for working effectively in a virtual environment; and virtual focus groups allowing employees to provide feedback and build connections with colleagues. We also provided additional paid-time-off for a COVID-19 diagnosis and

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CORPORATE GOVERNANCE

supported all employees electing to receive the COVID-19 vaccine with additional paid-time-off to obtain and recover from the primary series vaccine or booster shot. To facilitate COVID-19 vaccinations in India and the Philippines, we hosted on-site vaccine drives (in India) and participated in a program which provided access to vaccines for our employees (in the Philippines). We also reimbursed vaccine costs for employees and their immediate family members in India.

Communications with the Board and Independent Directors

Stockholders and other interested persons may communicate with any of the Corporation’s directors, including the Lead Director or the independent directors as a group, by writing a letter addressed to the applicable director(s), c/o Northern Trust Corporation, 50 South La Salle Street, M-9, Chicago, Illinois 60603, Attention: Corporate Secretary. Any stockholder or other interested person who has a particular concern regarding accounting, internal accounting controls, or other audit matters that he or she wishes to bring to the attention of the Audit Committee may communicate those concerns to the Audit Committee or its Chairman using the address indicated above. The Corporation’s Corporate Secretary will review and forward communications to the appropriate member or members of the Board. The Corporate Secretary need not forward or retain any communications determined to be mass mailings, routine solicitations for business or contributions, or communications determined not to be relevant to the performance of the duties of the Board.

Securities Transactions Policy and Policy Against Hedging

Our Securities Transactions Policy prohibits directors, employees, including our named executive officers, and certain of their family members from purchasing or selling any type of security, whether issued by us or another company, while such persons are aware of material nonpublic information relating to the issuer of the security and from providing such material nonpublic information to any person who may trade while aware of such information. This policy also prohibits directors, employees, and certain of their family members from (i) engaging in short selling, margining, pledging or hypothecating the Corporation’s securities; (ii) trading in options, warrants, puts, calls, as well as derivatives such as swaps, forwards, futures or similar instruments on the Corporation’s securities; and (iii) engaging in any other transaction that hedges or offsets, or is designed to hedge or offset, any decrease in the market value of a Northern Trust equity security.

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ITEM 2—ADVISORY VOTE ON EXECUTIVE COMPENSATION

Pursuant to Section 14A of the Exchange Act, and the rules and regulations promulgated thereunder by the SEC, the Corporation is required to include in this Proxy Statement a separate resolution, subject to an advisory vote, to approve the compensation of our named executive officers as disclosed in this Proxy Statement (commonly referred to as a “Say-on-Pay” advisory vote). In a nonbinding, advisory vote on the frequency of Say-on-Pay votes held at our 2017 Annual Meeting of Stockholders, stockholders voted in favor of conducting Say-on-Pay votes annually. In light of this result, and other factors considered by the Board, the Corporation will continue to hold Say-on-Pay votes on an annual basis. Accordingly, the Board is requesting that stockholders vote FOR approval of the following resolution:

“Resolved, that the compensation paid to the Corporation’s named executive officers, as disclosed in its Proxy Statement dated March 17, 2022, pursuant to Item 402 of Regulation S-K of the Exchange Act, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion, is hereby APPROVED.”

As an advisory vote, this proposal is not binding on the Corporation. Although the vote is nonbinding, the Board and the Compensation and Benefits Committee value the opinions of our stockholders and, consistent with past practice, will consider the outcome of the vote when determining compensation policies and making future compensation decisions for our named executive officers.

The Corporation’s executive compensation program and the framework used in evaluating and making 2021 compensation decisions for our named executive officers are described in the Compensation Discussion and Analysis that begins on page 30 of this Proxy Statement.

The Board unanimously recommends that you vote FOR this proposal.

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COMPENSATION DISCUSSION AND ANALYSIS

Our Named Executive Officers

This Compensation Discussion and Analysis describes how we compensate our executives, including our 2021 named executive officers, which consist of the following individuals.

Name	Title
Michael G. O’Grady	Chairman and Chief Executive Officer
Jason J. Tyler	Chief Financial Officer
Peter B. Cherecwich	President—Corporate & Institutional Services
Steven L. Fradkin	President—Wealth Management
Shundrawn A. Thomas	President—Asset Management

Executive Summary

In determining compensation for our named executive officers, the Compensation and Benefits Committee (and, in the case of the Chairman and CEO, the full Board), takes into account both the overall performance of the Corporation, as well as individual performance considerations.

Corporate Performance Considerations	Individual Performance Considerations	Compensation Decisions

Financial

●  Growth

●  Profitability / productivity

●  Returns

Business / Strategic

●  Client-focused objectives

●  Growth objectives

●  Transformation objectives

Risk

●  Financial / nonfinancial risks

●  Key enterprise programs

●  Crisis management

All Named Executive Officers

●  Performance against individual goals, including, but not limited to:

¡   Financial goals

¡   Business / strategic goals

¡   Risk-related goals

¡   Talent-related goals
(including with respect to DE&I)

¡   Corporate leadership

●  Market compensation levels / trends

●  Internal equity

●  Potential for future contributions to the organization

CEO

●  ≥75% of incentive compensation in long-term equity*

●  ≤25% of incentive compensation in cash

Other Named Executive Officers

●  ≥70% of incentive compensation in long-term equity*

●  ≤30% of incentive compensation in cash

*  Long-term equity awards consist of 65% PSUs and 35% RSUs

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COMPENSATION DISCUSSION AND ANALYSIS

Corporate Performance Summary

2021 Financial Performance Highlights

Key highlights with respect to performance across the three pillars of our financial strategy are as follows:

We achieved these financial results while continuing to support our clients’ liquidity needs and maintaining strong capital ratios, with all ratios exceeding those required for classification as “well capitalized” under federal bank regulatory capital requirements.

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COMPENSATION DISCUSSION AND ANALYSIS

2021 Business / Strategic Performance Highlights

Execution on our strategies was demonstrated through various strategic achievements, including:

●

Our Corporate & Institutional Services (“C&IS”) business invested in and expanded digital capabilities, like our Application Programming Interface (“API”) Developer Portal and Front Office Solutions, to offer clients greater efficiency, clarity and guidance in helping them reach their goals.

●

Our Wealth Management business continued to strengthen its competitive position within target markets, with Northern Trust named the “Best Private Bank” in the United States and the “Best Private Bank for Family Office Services” by the Financial Times Group and Global Finance Magazine, respectively.

●	Our Asset Management business drove innovation in the ESG space, launching a number of new products and services that support sustainability, including our Northern Trust ESG Vector Score™.

●

We executed on programs like Business Diversity360 to make strides in addressing and promoting diversity, equity and inclusion in all of our business practices, including with respect to supplier selection and fund manager evaluation.

●	We continued to make progress on further embedding a culture of sustainable expense management across the organization.

2021 Risk Management Performance Highlights

Execution with respect to management of our financial and nonfinancial risks was reflected in:

●

Our organizational resiliency throughout the COVID-19 pandemic, with a focus on the health and well-being of our workforce, continued delivery of a high-level of service to meet our clients’ needs, and continued support for the communities in which we operate.

●	The robustness of our CCAR processes, capital management policies and regulatory capital ratios, with our Common Equity Tier 1 ratio at 11.9% percent as of December 31, 2021.

●	The continued strength of our balance sheet—including the high quality of our loan and investment security portfolios—as well as our liquidity position.

●	Our steadfast commitment to a culture of risk awareness, good conduct, accountability, and respect for regulatory compliance.

●

Our solid progress on key enterprise risk management programs, including significant investments to strengthen further our technology environment, with a focus on reliability, resiliency, and cybersecurity.

Named Executive Officer Performance Summary

In determining the compensation for our named executive officers for 2021, the Compensation and Benefits Committee also evaluated each named executive officer’s individual performance, consisting of:

●	assessments of performance against individual financial, business and risk management objectives; and

●

evaluation of performance against pre-defined talent- and corporate leadership-related goals for each named executive officer. These goals are intended to promote a focus on factors such as DE&I, talent development, employee engagement and leadership behaviors. Individual named executive officer performance is reviewed in the section below titled “2021 Compensation Design and Decisions—2021 Individual Performance Considerations” beginning on page 39.

2021 Compensation Outcomes

Based upon its review of our corporate performance, as described above, and the individual performance of each named executive officer, discussed in this Compensation Discussion and Analysis, the Compensation and Benefits Committee approved the compensation amounts outlined in the table below. This table provides a comprehensive summary of each named executive officer’s total direct compensation for the 2021 and 2020 performance years. This perspective may be useful in reviewing key incentive compensation decisions, as this is how the Committee considers performance and pay, with incentive compensation generally reflective of prior year’s performance. It should be noted that the table below is not intended to be a substitute for the Summary Compensation Table on page 49, as certain amounts in the table below are different than the amounts in the Summary Compensation Table. The most significant difference is that this table reflects

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COMPENSATION DISCUSSION AND ANALYSIS

long-term incentive awards granted in February 2022 and February 2021 for the 2021 and 2020 performance years, respectively, while the Summary Compensation Table provides the value of the equity awards for the year in which they were granted.

				Long-Term Incentives
Executive	Year	Salary (1)	Short-Term Annual Cash Incentive	Performance Stock Units	Restricted Stock Units	Total Incentive Compensation (2)	Total
Michael G. O’Grady Chairman and Chief Executive Officer	2021	$950,000	$2,500,000	$5,525,000	$2,975,000	$11,000,000	$11,950,000
	2020	950,000	1,175,000	4,436,250	2,388,750	8,000,000	8,950,000
Jason J. Tyler Chief Financial Officer	2021	550,000	1,080,000	1,638,000	882,000	3,600,000	4,150,000
	2020	500,000	650,000	1,137,500	612,500	2,400,000	2,900,000
Peter B. Cherecwich President—Corporate & Institutional Services	2021	625,000	1,440,000	2,184,000	1,176,000	4,800,000	5,425,000
	2020	625,000	900,000	1,592,500	857,500	3,350,000	3,975,000
Steven L. Fradkin President—Wealth Management	2021	625,000	1,440,000	2,184,000	1,176,000	4,800,000	5,425,000
	2020	625,000	950,000	1,690,000	910,000	3,550,000	4,175,000
Shundrawn A. Thomas President—Asset Management	2021	625,000	1,440,000	2,184,000	1,176,000	4,800,000	5,425,000
	2020	625,000	900,000	1,592,500	857,500	3,350,000	3,975,000

(1) Represents the applicable named executive officer’s salary, as determined in February 2021 and 2020, respectively. Mr. Tyler’s increase became effective April 1, 2021.

(2) Represents the total cash and equity incentive awards received by the applicable named executive officer in February 2022 for the 2021 performance year and February 2021 for the 2020 performance year, respectively.

The increase in the total incentive compensation of each of our named executive officers reflects the Corporation’s strong 2021 financial performance, consideration of peer compensation levels, and, with respect to Mr. Tyler, the additional experience and tenure gained in his role as CFO. Further information with respect to the performance factors impacting each named executive officer’s compensation for 2021 can be found under “2021 Compensation Design and Decisions—2021 Individual Performance Considerations” beginning on page 39.

Consistent with our pay for performance philosophy, the pay mix for our CEO and each of our other named executive officers heavily emphasizes incentive compensation. Our long-term incentive mix further emphasizes performance-based pay, with 65% of the long-term incentives being awarded in performance stock units earned based on performance over a three-year period, and 35% being awarded in restricted stock units which vest ratably over a four-year period.

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COMPENSATION DISCUSSION AND ANALYSIS

Compensation Governance Practices

We have implemented the compensation practices summarized below to ensure that our compensation program is effective in addressing stockholder objectives.

What We Do	What We Don’t Do

✓   Closely align pay and performance, with the Compensation and Benefits Committee validating this alignment annually

✓   Ensure performance-based compensation comprises the most significant portion of incentive compensation, with 65% of long-term incentives being awarded in performance stock units based on performance over a three-year period

✓   Subject short- and long-term incentive awards to potential forfeiture or clawback in the event of misconduct resulting in a restatement of our financial statements and certain other types of misconduct

✓   Ensure our executives meet robust stock ownership guidelines, including holding requirements for any executive below the stock ownership guidelines

✓   Use an independent compensation consultant to advise the Compensation and Benefits Committee

✓   Ensure overlapping membership between the Compensation and Benefits Committee and our Audit and Business Risk Committees

✗  Excise tax gross-ups for executive change in control arrangements

✗  Single-trigger change in control benefits

✗  Short selling, margining, hedging, pledging or hypothecating company shares permitted under our Securities Transactions Policy

✗  Compensation plans that encourage excessive risk-taking

✗  Excessive perquisites

✗  Repricing of underwater options

✗  Dividend equivalents distributed on unvested performance or restricted stock unit awards

2021 Advisory Vote on Executive Compensation

Our 2020 named executive officer compensation was approved on an advisory basis by our stockholders at our 2021 Annual Meeting of Stockholders. Approximately 95% of the votes present and entitled to vote at the meeting, including abstentions, supported approval of 2020 named executive officer compensation. Although such advisory votes are nonbinding, the Board reviews and thoughtfully considers the voting results when determining compensation policies and making future compensation decisions for named executive officers. Additionally, as mentioned under “Stockholder Engagement” beginning on page 24 of this Proxy Statement, it is our practice to engage proactively and routinely with stockholders throughout the year to help further their understanding of our performance and strategies and to allow us to receive direct feedback on issues relating to the Corporation. The decisions made by the Board and the Compensation and Benefits Committee with respect to compensation for 2021 reflect the Board and the Committee’s belief, based on the results of the advisory vote on 2020 named executive officer compensation and our ongoing dialogue with stockholders, that our stockholders generally support our overall executive compensation program.

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COMPENSATION DISCUSSION AND ANALYSIS

Guiding Principles for Executive Compensation

Our compensation philosophy enables us to attract, reward and retain talent at all levels who will contribute to our long-term success. With the goals of strong long-term financial performance and creating long-term stockholder value, our executive compensation program and compensation decisions are framed by the four guiding principles described below.

Guiding Principle	Impact on Compensation Design

Linked to Long-Term Performance

●  Performance stock units, which constitute 65% of long-term incentive compensation, are based on achievement of three-year average ROE targets on an absolute basis and, beginning with awards granted on February 18, 2020, our three-year average ROE relative to that of our performance peer group.

Aligned with Stockholder Interests

●  Majority of incentive compensation is delivered in long-term incentives (approximately 77% of 2021 total incentive compensation for Mr. O’Grady).

●  Executives are subject to robust stock ownership guidelines.

Positioned Competitively in the Marketplace	● Compensation levels are developed with reference to similar roles at a peer group of comparable companies.

Discourages Inappropriate Risk-Taking

●  Short- and long-term incentives are subject to potential forfeiture or clawback in the event of misconduct resulting in a restatement of our financial statements and certain other types of misconduct, including inappropriate risk-taking resulting in “significant risk outcomes.”

●  Short-term cash incentive compensation awards and performance stock unit payouts are capped.

●  Compensation and Benefits Committee can exercise negative discretion to reduce incentive compensation.

●  Compensation program balances short-term and long-term performance objectives.

Risk Management

A key objective of our compensation program is to ensure that the incentive compensation design does not encourage inappropriate risk-taking. We have considered our incentive compensation program in light of the guidance provided by the Board of Governors of the Federal Reserve System (the “Federal Reserve”) with respect to sound incentive compensation policies at financial institutions. We believe our compensation arrangements are consistent with our safety and soundness and appropriately aligned with our overall risk profile.

To reinforce the important role of effective risk management in our compensation framework, 65% of long-term incentive awards to named executive officers for 2021 performance were provided in performance stock units. Performance stock units, which contain meaningful performance targets for named executive officers and are payable in shares if those targets are attained, discourage inappropriate risk-taking behavior because they can only be earned by attaining long-term performance goals and because the value of the award is less susceptible than stock options to short-term fluctuations in share value. All long-term incentive awards vest over a multi-year period and have an inherent risk adjustment factor based on changes in the value of our common stock. Both short-term and long-term incentive compensation arrangements for named executive officers are subject to certain forfeiture and recoupment provisions. Further information with respect to these forfeiture and recoupment provisions for our named executive officers can be found under “Other Compensation Practices—Forfeiture and Recoupment.”

The Compensation and Benefits Committee annually reviews an assessment of the effectiveness of the design and performance of our incentive compensation arrangements and practices in providing risk-taking incentives that are consistent with the safety and soundness of the Corporation and its subsidiaries. This assessment includes a third-party evaluation of whether our incentive compensation arrangements and practices discourage inappropriate risk-taking behavior by participants. In connection with the Committee’s assessment, the Corporation’s Chief Risk Officer also presents an annual

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COMPENSATION DISCUSSION AND ANALYSIS

incentive compensation risk performance review, discussing his observations and assessments of risk performance for the Corporation and each of its significant businesses. The Committee will continue to monitor and, if necessary, revise our incentive compensation program to ensure that it continues to balance appropriately the objectives of stockholders, the needs of the business and risk concerns.

Pursuant to its charter, the Compensation and Benefits Committee is required to have at least one member who is a member of the Business Risk Committee and at least one member who is a member of the Audit Committee. This overlap in composition is intended to ensure that compensation decisions reflect the input of the Audit and Business Risk Committees.

Executive Compensation Program Elements

The table below provides a brief description of the elements of our 2021 compensation program and how each element helps address our guiding principles for executive compensation.

Element	Link to Compensation Philosophy	Rationale/Key Features

Base Salary	● Targeted at competitive levels among compensation peer group companies.	● Base salaries provide a fixed level of income consistent with a named executive officer’s position and responsibilities, competitive pay practices and internal equity principles.

Incentive Compensation

●  Total incentive funding for the Corporation is established as a percentage of pre-tax income.

●  Individual awards are targeted at competitive levels among compensation peer group companies, with actual awards varying to reflect both company and individual performance.

●  Allocated in a mix that is predominantly equity-based (at least 75% for the CEO and 70% for other named executive officers).

●  The Compensation and Benefits Committee determines incentive awards based on a holistic assessment of corporate, business unit and individual performance along with consideration of internal equity and external market data.

Annual Cash Incentive	● Provides cash award to reward prior-year performance.	● Represents no more than 25% of incentive compensation for the CEO and 30% of incentive compensation for other named executive officers.

Performance Stock Units	● Provides deferred incentive compensation subject to future long-term performance outcomes. ● Aligned with stockholders’ interests by motivating executive officers to act as owners.	● Comprises 65% of equity compensation. ● The number of shares that will vest will be determined based on three-year average absolute and relative ROE performance.

Restricted Stock Units

●  Provides deferred incentive compensation subject to time-based vesting requirements.

●  Aligned with stockholders’ interests by motivating executive officers to act as owners and provides enhanced retention.

● Comprises 35% of equity compensation. ● Vests ratably over four years.

Retirement, Health and Welfare Benefits	● Targeted at competitive levels among peer group companies.	● Benefits are designed with broader employee populations in mind and are not specifically structured for executive officers.

Additional information with respect to each of the principal elements of our compensation program can be found beginning on page 38.

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COMPENSATION DISCUSSION AND ANALYSIS

Executive Compensation Determination Process

Role of the Board of Directors

The full Board sets the compensation of our Chairman and CEO. In determining the appropriate level of compensation for the Chairman and CEO, the Board gives substantial weight to the recommendation of the Compensation and Benefits Committee, but retains ultimate oversight and responsibility for such compensation decisions.

Role of the Compensation and Benefits Committee

Throughout the year, the Compensation and Benefits Committee evaluates the effectiveness of the executive compensation program and discusses the performance of the company and executives.

During its February meeting each year, the Compensation and Benefits Committee discusses and determines the appropriate level of compensation for all executive officers. The Committee determines the amount of individual compensation to be awarded to our executive officers by evaluating overall company performance, as well as individual executive officer performance and market compensation levels and expected trends. In doing so, the Committee focuses on each executive officer’s total direct compensation, taking into account all elements of our executive compensation program holistically rather than each compensation element individually.

The Compensation and Benefits Committee’s evaluation of overall company performance is based on a review of financial, business and risk management performance relative to corporate goals. The Committee’s review of financial performance focuses on comparisons of key financial indicators relative to prior year and budget performance as well as relative to peers and relevant indices. The Committee’s review of risk management performance focuses on financial and nonfinancial risks and key enterprise programs. The Committee’s review of business performance focuses on annual objectives that drive progress against our long-term strategic plan.

The Compensation and Benefits Committee’s evaluation of individual executive officer performance is based on a review of financial, business and risk management performance, and based on each executive officer’s role and responsibilities. The Committee also evaluates each individual’s leadership- and talent (including DE&I)-related performance. In evaluating performance, the Committee may consider additional factors—including individual performance in nonfinancial areas that are important to long-term growth and the enhancement of stockholder value—and does not assign a specific weight to any individual factor. This flexibility allows the Committee to make incentive compensation decisions that reflect, among other things, our business model and strategy, prevailing market trends, evolution in the financial and regulatory environment, and risk management objectives. In the case of the Chairman and CEO, the Committee shares its evaluation with the Board in order for the Board to set the Chairman and CEO’s compensation.

Role of the Chairman and CEO

The Chairman and CEO presents the Compensation and Benefits Committee with recommendations on the total compensation for each of our other executive officers. These recommendations reflect considerations with respect to overall company performance, as well as performance against the past year’s individual performance expectations, including with regard to business risks and individual adherence to risk and compliance policies and procedures. The Committee gives substantial weight to the recommendations of the Chairman and CEO, but retains the ultimate oversight and responsibility to set compensation for all executive officers, except for the Chairman and CEO, whose compensation is set by the Board with consideration given to the recommendations of the Committee.

Role of Human Resources

The Human Resources function provides materials to assist the Compensation and Benefits Committee in making executive compensation decisions, including current and historical compensation data for executive officers. Our Chief Human Resources Officer attends and participates in all Committee meetings. The Human Resources function also assists the Chairman and CEO in formulating his compensation recommendations for all other executive officers.

Role of the Compensation and Benefits Committee’s Independent Compensation Consultant

The Compensation and Benefits Committee has retained Meridian Compensation Partners, LLC (“Meridian”), a nationally recognized executive compensation consulting firm, as its independent compensation consultant. The Committee confers with its independent compensation consultant to ensure that decisions and actions are consistent with stockholders’ long-term interests and compensation-related best practices within the financial services industry. The Committee also references market data provided by its independent compensation consultant when considering compensation for executive officers. At least one representative of the Committee’s independent compensation consultant attended all meetings of the Committee during 2021. The Committee’s independent compensation consultant provides insights into compensation trends

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COMPENSATION DISCUSSION AND ANALYSIS

and market practices, presents views on the compensation proposed by the Committee and participates in Committee meeting discussions and executive sessions. The Corporation does not engage the Committee’s independent compensation consultant for additional services outside of providing executive compensation consulting to the Committee. The Committee conducted assessments of potential conflicts of interest and independence issues with respect to Meridian pursuant to applicable SEC rules and NASDAQ listing standards and no such conflicts or issues were identified.

Use of Compensation Peer Group and Market Data

To help to inform its decision-making, the Compensation and Benefits Committee reviews peer group data regarding competitive pay levels and overall compensation program design in the marketplace. The peer group utilized by the Committee for setting compensation has historically consisted of the Corporation’s two most comparable trust and custody peers—The Bank of New York Mellon Corporation and State Street Corporation—as well as certain other banking, wealth management and asset management firms similar to the Corporation in certain respects, but not necessarily representing primary business competitors. The peer group utilized by the Committee in considering overall compensation plan design consists of a broader set of financial services firms with which the Corporation competes for business and talent.

The peer group reflected below was used to assess competitive compensation when developing base salary decisions and determining the size of short-term annual cash incentive awards and long-term incentive grants made in 2021 and 2022 based on the 2020 and 2021 performance years, respectively.

Compensation Peer Group

● BlackRock, Inc.	● Truist Financial Corporation

● Fifth Third Bancorp	● T. Rowe Price Group, Inc.

● First Republic Bank	● The Bank of New York Mellon Corporation

● Franklin Resources, Inc.	● The Charles Schwab Corporation

● KeyCorp	● The PNC Financial Services Group, Inc.

● M&T Bank Corporation	● U.S. Bancorp

● State Street Corporation

When making compensation decisions, the Compensation and Benefits Committee considers how the recommended compensation levels will compare to the median compensation for comparable positions among the peer group companies. The Committee also considers market data for comparable positions reported in certain financial services industry surveys. However, the Committee recognizes that the compensation levels may vary from market median compensation levels based on our performance or specific individual circumstances, including the executive’s tenure in the role, the nature of the responsibilities of the executive and the executive’s individual performance.

2021 Compensation Design and Decisions

Base Salary

The Compensation and Benefits Committee believes that base salaries should provide a fixed level of annual income consistent with an executive officer’s position and responsibilities, competitive pay practices and internal equity among executive officers.

The Committee considers the following factors when determining base salaries:

●	targeted base salary levels that balance market pay practices with internal equity principles;

●	experience and qualifications of the individual executive;

●	the executive officer’s tenure in the position or a position of similar level;

●	significant changes in assignment or scope of responsibility; and

●	individual performance over the prior year relative to established goals and expectations for the position.

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COMPENSATION DISCUSSION AND ANALYSIS

For new and recently promoted executives, the Committee’s approach is to increase base salary incrementally to the appropriate target pay level as the executive officer gains experience and tenure in the new position.

Effective April 1, 2021, Mr. Tyler’s base salary increased to $550,000 to account for additional experience and tenure in his role as CFO, to which he was appointed effective January 1, 2020. No other action was taken in 2021 to increase the base salary of any other named executive officer.

Incentive Compensation

Annual incentive compensation provides an opportunity for our executive officers to receive awards based on our overall company performance, as well as each executive officer’s individual performance. We use a total incentive approach that provides cash and equity incentives based on prior-year performance with the total corporate annual incentive pool funded based on a targeted percentage of pre-tax income. The Committee believes that its structured use of discretion in determining incentives for the named executive officers is appropriate as it allows the Committee to assess performance holistically across multiple dimensions of performance; provides for a year-end assessment of the operating environment and how well we performed relative to our direct peers; and ensures that the Committee has the ability to adjust incentives for how results were achieved (e.g., degree of risk taken, sustainability of results). The Committee also considers market data, each executive’s performance, each executive’s potential for future contributions to the organization and internal equity principles.

The Committee also determines the mix of incentive compensation awarded as a combination of cash and deferred equity awards. The Committee has established that a minimum of 75% of the CEO’s incentive, and 70% of incentives for the other named executive officers, will be granted through long-term (i.e., equity) incentive awards of which 65% is granted as performance stock units and the remaining 35% is granted as restricted stock units.

Additionally, pursuant to the terms of the Corporation’s Management Performance Plan, under which the annual cash incentive awards to our named executive officers are made, the amount of the annual cash incentive is limited based on a percentage of the consolidated net income generated by us in the applicable year. The annual cash incentive maximums for our named executive officers are as follows:

●	annual cash incentives for the Chairman and the CEO may not exceed 0.6% of consolidated net income;

●	annual cash incentives for the other named executive officers may not exceed 0.3% of consolidated net income; and

●	no annual incentives can be paid in the absence of positive net income.

The process that the Compensation and Benefits Committee uses to determine final incentive awards is not tied to a rigid formula, but rather relies on an assessment of quantitative and qualitative performance criteria for Northern Trust as a whole, specific businesses and individual executive officers.

2021 Individual Performance Considerations

Further detail with respect to individual performance considerations for each of the named executive officers is set forth on the following pages.

2022 Proxy Statement | Northern Trust Corporation	39

COMPENSATION DISCUSSION AND ANALYSIS

MICHAEL G. O’GRADY

Chairman and Chief Executive Officer
2021 TOTAL DIRECT COMPENSATION

Overview of Responsibilities and Performance Evaluation

As the Corporation’s Chairman and CEO, Mr. O’Grady is primarily responsible for leading the development and implementation of our corporate strategies; managing and developing our senior leaders; and embodying our guiding principles of service, expertise and integrity. To determine Mr. O’Grady’s 2021 compensation, the Compensation and Benefits Committee and the Board considered the performance of the Corporation under Mr. O’Grady’s leadership, the performance of the Corporation’s leadership team as a whole, and how well Mr. O’Grady fulfilled his specific individual performance objectives. Mr. O’Grady’s individual performance objectives were set in January 2021 at the direction of the Compensation and Benefits Committee and the full Board. In January 2022, the Compensation and Benefits Committee and the Board evaluated Mr. O’Grady’s performance against the individual objectives established for him in January 2021. The Compensation and Benefits Committee and the Board considered not only whether Mr. O’Grady satisfied each of his individual performance objectives, but also how he satisfied such objectives. The Compensation and Benefits Committee and the Board also considered how Mr. O’Grady’s compensation compared to that of peer CEOs.

Performance Factors

Key performance results considered by the Compensation and Benefits Committee and the Board in determining Mr. O’Grady’s compensation for 2021 are reflected below.

	Performance Area	Key Performance Results
Financial

●  Grew total consolidated revenue to $6.5 billion for 2021 from $6.1 billion in 2020, an increase of 6%.

●  Grew diluted earnings per share to $7.14 for 2021 from $5.46 for 2020, an increase of 31%.

●   Improved pre-tax margin to 31.1% for 2021 from 26.7% for 2020.

●  Improved noninterest expense as a percentage of trust, investment and other servicing fees to 104% for 2021 from 109% for 2020.

●   Improved ROE to 13.9% for 2021 from 11.2% for 2020.

●   Maintained quarterly common stock dividend of $0.70 per share.

Business / Strategic

●   Maintained high levels of client satisfaction across each of the businesses.

●  Maintained and developed client relationships across the globe through client outreach and engagement efforts.

●   Made significant investments to enhance the technology environment focused on reliability, security, productivity and the delivery of high-value service and innovative solutions for clients.

●   Achieved meaningful progress on enterprise data and digital initiatives.

Risk

●   Demonstrated strong organizational resiliency throughout the COVID-19 pandemic, with a focus on the health and well-being of the workforce, continued delivery of a high-level of service to meet clients’ needs, and continued support for the communities in which Northern Trust operates.

●   Progressed key enterprise risk management programs.

Talent

●   Developed senior leaders, maintained a strong group of leaders in succession plans and attracted and retained talent throughout an increasingly competitive market for talent.

●   Progressed enterprise initiatives related to diversity, equity and inclusion.

Leadership

●  Fostered strong engagement among senior management and the broader employee population while the majority of the workforce continued to work remotely due to the COVID-19 pandemic.

●   Progressed initiatives to foster a culture of accountability.

●   Participated in civic and community engagement efforts.

40	2022 Proxy Statement | Northern Trust Corporation

COMPENSATION DISCUSSION AND ANALYSIS

JASON J. TYLER

Chief Financial Officer
2021 TOTAL DIRECT COMPENSATION

Overview of Responsibilities and Performance Evaluation

As the Corporation’s Chief Financial Officer, Mr. Tyler is primarily responsible for financial reporting and control, management reporting and analysis, liquidity management, capital planning and investor relations. To determine Mr. Tyler’s 2021 compensation, in addition to overall company performance, the CEO and Compensation and Benefits Committee considered how well Mr. Tyler fulfilled his specific individual performance objectives. The CEO and the Committee considered not only whether Mr. Tyler satisfied each of his individual performance objectives, but also how he satisfied such objectives. The CEO and the Committee also considered how Mr. Tyler’s compensation compared to that of peer CFOs and the additional experience and tenure he has gained in his role as CFO.

Performance Factors

Key performance results considered by the CEO and the Compensation and Benefits Committee in determining Mr. Tyler’s compensation for 2021 are reflected below.

	Performance Area	Key Performance Results
Financial

●  Grew total consolidated revenue to $6.5 billion for 2021 from $6.1 billion in 2020, an increase of 6%.

●  Grew diluted earnings per share to $7.14 for 2021 from $5.46 for 2020, an increase of 31%.

●   Improved pre-tax margin to 31.1% for 2021 from 26.7% for 2020.

●  Improved noninterest expense as a percentage of trust, investment and other servicing fees to 104% for 2021 from 109% for 2020.

●   Improved ROE to 13.9% for 2021 from 11.2% for 2020.

●   Maintained quarterly common stock dividend of $0.70 per share.

Business / Strategic

●  Maintained strong investor relations program with high quality stockholder dialogue.

●  Further embedded a culture of sustainable expense management across the organization.

●  Returned $861.5 million in capital to common stockholders in 2021 through quarterly dividends and share repurchases, enabled by the strength of Northern Trust’s financial position.

●  Led supplier diversity program efforts and initiatives to encourage the economic development of diverse suppliers.

Risk

●   Maintained strong balance sheet and liquidity positions, enabling support of clients’ liquidity needs.

● Maintained robust CCAR processes and capital management policies, keeping capital ratios strong, with Common Equity Tier 1 ratio at 11.9% percent as of December 31, 2021.

Talent

●  Developed and maintained a strong group of leaders and attracted and retained talent within the corporate finance function throughout an increasingly competitive market for talent.

●  Progressed initiatives related to diversity, equity and inclusion within the corporate finance function.

Leadership

●  Fostered strong employee engagement within the corporate finance function while the majority of workforce continued to work remotely due to the COVID-19 pandemic.

●  Drove efforts to foster a culture of accountability within the corporate finance function and across the organization.

2022 Proxy Statement | Northern Trust Corporation	41

COMPENSATION DISCUSSION AND ANALYSIS

PETER B. CHERECWICH

President—Corporate & Institutional Services
2021 TOTAL DIRECT COMPENSATION

Overview of Responsibilities and Performance Evaluation

As the Corporation’s President of Corporate & Institutional Services, Mr. Cherecwich is primarily responsible for the overall performance of such business. To determine Mr. Cherecwich’s 2021 compensation, in addition to overall company performance, the CEO and Compensation and Benefits Committee considered how well Mr. Cherecwich fulfilled his specific individual performance objectives. The CEO and the Committee considered not only whether Mr. Cherecwich satisfied each of his individual performance objectives, but also how he satisfied such objectives. The CEO and the Committee also considered how Mr. Cherecwich’s compensation compared to that of peers.

Performance Factors

Key performance results considered by the CEO and the Compensation and Benefits Committee in determining Mr. Cherecwich’s compensation for 2021 are reflected below.

	Performance Area	Key Performance Results
Financial

● Grew the C&IS business’s assets under custody/administration to $15.2 trillion at December 31, 2021 from $13.7 trillion at December 31, 2020, an increase of 11%.

●  Grew the C&IS business’s revenue, on a fully taxable equivalent basis, to $3.7 billion in 2021 from $3.5 billion in 2020, an increase of 5%.

●  Grew the C&IS business’s trust, investment and other servicing fees to $2.5 billion for 2021, an increase of 7% over 2020 levels.

●   Improved the C&IS business’s pre-tax margin to 22.8% for 2021 from 19.9% for 2020.

●   Improved the C&IS business’s noninterest expense as a percentage of trust, investment and other servicing fees to 115% for 2021 from 119% for 2020.

Business / Strategic

●   Strengthened further the C&IS business’s competitive position within target markets, with Northern Trust receiving “Custodian of the Year” and “Best Custodian” by Global Investor Investment Excellence Awards and Private Equity Wire European Awards, respectively.

● Maintained strong momentum in key growth areas such as advanced currency management, integrated trading solutions, and Front Office Solutions.

● Executed on digitalization strategies, including with respect to the API Developer Portal to support clients’ growing need for on-demand data, and Northern Trust Matrix®, the C&IS business’s differentiated, event-driven architecture.

●   Furthered development of Northern Trust Whole Office™ to offer solutions to institutions across an entire ecosystem by integrating current architecture with industry-leading technologies.

Risk

●  Maintained global servicing resiliency despite the ongoing work-from-home environment resulting from the ongoing COVID-19 pandemic and an increased cybersecurity and third-party risk environment.

●  Reduced certain operational risks through investment in C&IS business digitalization efforts.

	Talent	● Progressed initiatives to promote a diverse, adaptive and engaged workforce across the C&IS business.
Leadership

●  Fostered strong employee engagement within the C&IS business while the majority of workforce continued to work remotely due to the COVID-19 pandemic.

●  Drove efforts to foster a culture of accountability within the C&IS business and across the organization.

42	2022 Proxy Statement | Northern Trust Corporation

COMPENSATION DISCUSSION AND ANALYSIS

STEVEN L. FRADKIN

President—Wealth Management
2021 TOTAL DIRECT COMPENSATION

Overview of Responsibilities and Performance Evaluation

As the Corporation’s President of Wealth Management, Mr. Fradkin is primarily responsible for the overall performance of such business. To determine Mr. Fradkin’s 2021 compensation, in addition to overall company performance, the CEO and Compensation and Benefits Committee considered how well Mr. Fradkin fulfilled his specific individual performance objectives. The CEO and the Committee considered not only whether Mr. Fradkin satisfied each of his individual performance objectives, but also how he satisfied such objectives. The CEO and the Committee also considered how Mr. Fradkin’s compensation compared to that of peers.

Performance Factors

Key performance results considered by the CEO and the Compensation and Benefits Committee in determining Mr. Fradkin’s compensation for 2021 are reflected below.

	Performance Area	Key Performance Results
Financial

●   Grew the Wealth Management business’s revenue, on a fully taxable equivalent basis, to $2.9 billion for 2021 from $2.7 billion in 2020, an increase of 7%.

●   Grew the Wealth Management business’s trust, investment and other servicing fees to $1.9 billion for 2021, an increase of 12% over 2020 levels.

●   Improved the Wealth Management business’s pre-tax margin to 43.9% for 2021 from 38.3% for 2020.

● Improved the Wealth Management business’s noninterest expense as a percentage of trust, investment and other servicing fees to 88% for 2021 from 93% for 2020.

Business / Strategic

●   Strengthened further the Wealth Management business’s competitive position within target markets, with Northern Trust named the “Best Private Bank” in the United States and the “Best Private Bank for Family Office Services” by the Financial Times Group and Global Finance Magazine, respectively.

●  Continued the Wealth Management business’s successful holistic approach to addressing unique client needs, with assets under management for Goals Driven Wealth Management™ solutions increasing meaningfully in 2021.

●  Executed on key growth strategies, including further development of The Northern Trust Institute, a research center dedicated to providing comprehensive, industry-leading advice to clients across the continuum of family wealth issues.

Risk

●   Continued delivery of exceptional client service, including a strong focus on client data protection, despite the ongoing work-from-home environment resulting from the COVID-19 pandemic.

●   Maintained low levels of financial risk, despite increased loan and deposit capacity within the Wealth Management business.

	Talent	● Progressed initiatives to promote a diverse, adaptive and engaged workforce across the Wealth Management business.
Leadership

●   Fostered strong employee engagement within the Wealth Management business while the majority of workforce continued to work remotely due to the COVID-19 pandemic.

●   Drove efforts to foster a culture of accountability within the Wealth Management business and across the organization.

2022 Proxy Statement | Northern Trust Corporation	43

COMPENSATION DISCUSSION AND ANALYSIS

SHUNDRAWN A. THOMAS

President—Asset Management
2021 TOTAL DIRECT COMPENSATION

Overview of Responsibilities and Performance Evaluation

As the Corporation’s President of Asset Management, Mr. Thomas is primarily responsible for the overall performance of such business. To determine Mr. Thomas’s 2021 compensation, in addition to overall company performance, the CEO and Compensation and Benefits Committee considered how well Mr. Thomas fulfilled his specific individual performance objectives. The CEO and the Committee considered not only whether Mr. Thomas satisfied each of his individual performance objectives, but also how he satisfied such objectives. The CEO and the Committee also considered how Mr. Thomas’s compensation compared to that of peers.

Performance Factors

Key performance results considered by the CEO and the Compensation and Benefits Committee in determining Mr. Thomas’s compensation for 2021 are reflected below.

	Performance Area	Key Performance Results
	Financial	● Grew consolidated assets under management to $1.6 trillion at December 31, 2021, from $1.4 trillion at December 31, 2020, an increase of 14%.
Business / Strategic

●   Expanded the Asset Management business’s product and service offerings in the areas of greatest demand, including the launch in 2021 of Northern Trust ESG Vector Score™, a proprietary ESG scoring methodology that enables the integration of sustainability into investment portfolios in a more transparent and focused manner, growing assets under management in that space to $168.8 billion at December 31, 2021, from $130.7 billion at December 31, 2020.

●  Grew assets under management within our exchange-traded fund (“ETF”) products to $20.1 billion at December 31, 2021, from $14.2 billion at December 31, 2020, and launched nine new ETFs, including the Asset Management business’s first five Undertakings for the Collective Investment in Transferable Securities (“UCITS”) ETFs listed on European exchanges.

●   Developed and maintained client relationships across the globe and contributed to the new business performance realized within C&IS and Wealth Management businesses in 2021.

Risk

●   Maintained global operating resilience within the Asset Management business despite the ongoing work-from-home environment resulting from the COVID-19 pandemic.

●   Continued strong regulatory compliance performance within the Asset Management business, while effectively managing challenges related to the low interest rate environment.

Talent

●   Awarded the “Diversity, Equity and Inclusion Lifetime Achievement Award” by InvestmentNews for 2021.

● Progressed initiatives to promote a diverse, adaptive and engaged  workforce across the Asset Management business.

Leadership

●  Represented Northern Trust frequently in key investment news channels, publications and industry associations, raising the prominence of Northern Trust in the marketplace.

●   Fostered strong employee engagement within the Asset Management business while the majority of workforce continued to work remotely due to the COVID-19 pandemic.

●   Drove efforts to foster a culture of accountability within the Asset Management business and across the organization.

44	2022 Proxy Statement | Northern Trust Corporation

COMPENSATION DISCUSSION AND ANALYSIS

Performance Stock Units

Performance stock units granted in February 2021 and 2022 will payout according to a formula that uses a comparison of our absolute three-year average ROE to target results, as well as our three-year average ROE performance relative to that of our performance peer group. As discussed further below, performance stock units granted to our named executive officers in 2019 paid out based on our average absolute ROE performance over a three-year period relative to target results.

The Compensation and Benefits Committee believes that ROE is the appropriate performance metric upon which to base performance stock unit payouts as it is the primary financial performance metric used internally and externally to assess our long-term performance. The Committee further believes that a relative performance component of the formula upon which performance stock units will payout provides enhanced balance to the structure of the awards by taking into account the context in which our ROE is achieved. This balance ensures that executives will neither be rewarded for poor performance simply because it exceeds the performance of our performance peer group, nor will they be rewarded for performance that exceeds expectations if such performance is substandard relative to peers.

The performance peer group established by the Compensation and Benefits Committee and against which our ROE performance will be measured for purposes of a portion of performance stock unit vesting consists of the following institutions: Bank of America Corporation, Citigroup, Inc., JPMorgan Chase & Co., Morgan Stanley, State Street Corporation, The Bank of New York Mellon Corporation, The Charles Schwab Corporation, The Goldman Sachs Group, Inc., The PNC Financial Services Group, Inc., Truist Financial Corporation, U.S. Bancorp and Wells Fargo & Company. This group was selected by the Committee for performance comparison purposes because they represent those financial services companies based in the United States with the most comparable scale, cross-jurisdictional activity and regulatory regimes as the Corporation. Performance above the median of peers will result in award payouts above target, while performance below the median of peers will result in award payouts below target. As illustrated below, the payout scale approved by the Committee for performance stock units granted to named executive officers in February 2022 requires the Corporation to outperform its entire performance peer group in order to earn a maximum payout of 150% of target for the portion of the award based on the three-year average relative ROE.

The following table illustrates the vesting requirements for the performance stock unit grants to named executive officers in 2022. In setting the absolute three-year average annual ROE target for the performance stock unit awards at 12%, the Committee considered the Corporation’s historical results as well as its updated internal forecasts and analyst expectations based on the current and projected economic environment. As it is possible that there will be no payout under the performance stock units, these awards are completely “at-risk” compensation.

Performance Stock Unit Performance Schedule February 2022 Grants

Three-Year Average Annual Rate of ROE (50% Weighting)	Percentage of Stock Units Vested	Three-Year Average Annual Rate of ROE vs. Performance Peer Group (50% Weighting)	Percentage of Stock Units Vested

≤ 6%	0%	< 25th Percentile	0%

9%	50%	25th Percentile	50%

12%	100%	50th Percentile	100%

≥ 15%	150%	Highest Percentile	150%

On January 18, 2022, shares of common stock underlying performance stock units granted in 2019 for the performance period 2019 to 2021 were distributed. The number of shares distributed was equal to 66.7% of target based on the Corporation’s three-year average annual ROE of 13.3% (compared to a target of 16.0%) during the three-year performance period ended December 31, 2021, as determined by the Compensation and Benefits Committee.

Further discussion with respect to the performance stock units granted to our named executive officers in 2021 (as part of incentive compensation for 2020 performance) is set forth in the “Grants of Plan-Based Awards” and “Description of Certain Awards Granted in 2021” sections beginning on page 50 and 51, respectively, of this Proxy Statement.

2022 Proxy Statement | Northern Trust Corporation	45

COMPENSATION DISCUSSION AND ANALYSIS

Restricted Stock Units

Restricted stock units are viewed as an effective tool to align executives with stockholder interests by making them owners of our stock. Restricted stock units generally vest ratably over four years, which is effective in helping us to retain critical talent and ensuring that executives have significant outstanding unvested equity value over the course of their careers.

Further discussion with respect to the restricted stock units granted to our named executive officers is set forth in the “Description of Certain Awards Granted in 2021” section beginning on page 51 of this Proxy Statement.

Other Compensation Practices

Retirement, Health and Welfare Benefits

Retirement benefits are generally designed with our entire workforce in mind and are not specifically structured for the executive officers. The design of our retirement program for employees is market competitive. We target total retirement benefits at approximately the median level of retirement benefits of peer group companies. Our executive officers also participate in our health and welfare benefits, including medical, retiree medical, dental, disability and life insurance programs, on the same terms as other employees.

Severance Benefits and Change in Control Plan

We provide a severance plan to provide reasonable benefits to U.S. employees who are involuntarily terminated without cause due to a reduction in force, job elimination or similar reasons specified in the severance plan. We believe that the availability of severance benefits allows us to compete with our peer group companies in attracting and retaining talent. Executive officers in the United States participate in this plan on the same terms as all other similarly situated employees and may be eligible to receive severance benefits that include:

●	a lump sum payment of two weeks of base salary for each year of completed service up to but less than 25 years, or 52 weeks of base salary for 25 years or more of completed service to us; and

●

a COBRA subsidy based on their length of service to help cover the costs of continuation coverage under the employer’s medical and dental plans, full vesting under The Northern Trust Company Thrift-Incentive Plan (“TIP”), the Northern Trust Corporation Supplemental Thrift-Incentive Plan (“Supplemental TIP”), The Northern Trust Company Pension Plan (the “Pension Plan”), the Northern Trust Corporation Supplemental Pension Plan (the “Supplemental Pension Plan”), and enhanced early retirement eligibility under the Pension Plan for employees who have reached age 54 with 14 years of credited service and outplacement assistance.

These benefits are contingent upon execution of a release, waiver and settlement agreement with us. These benefits are also limited to the lesser of two times the applicable executive officer’s salary or two times the maximum amount that may be taken into account under a qualified plan pursuant to Internal Revenue Code Section 401(a)(17). In 2020 and 2021, these limits effectively capped benefits at $570,000 and $580,000, respectively. Further, these severance payments would be reduced by any severance payments made under any other benefit plan, program or individual contract.

In addition to the severance benefits discussed above, each named executive officer is a participant in the Northern Trust Corporation Executive Change in Control Severance Plan (the “Change in Control Plan”), providing participants with certain benefits upon a qualifying termination of employment within two years following a change in control. The purpose of the Change in Control Plan is to provide our executive officers with sufficient security to remain focused on their respective responsibilities during and after a change in control transaction without undue concern for their personal circumstances. We believe the Change in Control Plan is critical to our ability to attract and retain key executives in light of the fact that all named executive officers are employed at will and change in control benefits for executives are a standard element of a competitive compensation program at peer group companies.

Further discussion with respect to our Change in Control Plan, including disclosure of potential change in control benefits payable to each named executive officer, assuming a change in control of the Corporation and termination of employment on December 31, 2021, is set forth in the “Potential Payments Upon Termination of Employment or a Change in Control of the Corporation” section beginning on page 58 of this Proxy Statement.

46	2022 Proxy Statement | Northern Trust Corporation

COMPENSATION DISCUSSION AND ANALYSIS

Perquisites

We provide a limited number of perquisites intended to assist executive officers in the performance of their duties on behalf of the Corporation. We provide wealth planning and tax consulting services and personal use of company automobiles as perquisites to our executive officers. If circumstances warrant and if pre-approved by our CEO, we permit personal use of private aircraft on a limited basis. We also reimburse executive officers for the payment of personal income taxes in connection with the use of company vehicles in certain circumstances and taxable relocation expenses. The Compensation and Benefits Committee periodically reviews the types and costs of perquisites to ensure they remain aligned with our compensation philosophy.

Stock Ownership Guidelines

Supporting our guiding principle of alignment with stockholders’ interests, we have a long-standing practice of emphasizing stock ownership and maintaining robust stock ownership guidelines for named executive officers. The stock ownership guidelines to which the Corporation’s executive officers currently are subject are as follows:

Stock Ownership Guidelines* Expected Ownership as Multiple of Base Salary

Chairman / CEO	8x

President	5x

Chief Operating Officer / Chief Financial Officer / Business Unit Heads	4x

Chief Accounting Officer	0.5x

Other Executive Officers	3x

* If an individual holds multiple positions subject to these stock ownership guidelines, he or she will be subject to the highest stock ownership guideline associated with his or her positions.

Each executive officer is expected to meet his or her respective minimum ownership level by the fifth anniversary of becoming an executive officer or assuming a new position with a higher stock ownership guideline. If the minimum ownership level requirement is not met upon or at any time after such date, he or she will be required to retain 100% of the net, after-tax shares received upon vesting of equity awards or stock option exercises until the minimum is met. As of December 31, 2021, each of our named executive officers met or exceeded our stock ownership guidelines, except for Mr. Tyler who is expected to reach the minimum share ownership threshold within his transition period ending on January 1, 2025.

Forfeiture and Recoupment

Both short-term and long-term incentive awards granted to named executive officers are subject to forfeiture or recoupment in the event of misconduct resulting in a restatement of the Corporation’s financial statements and certain other types of misconduct. Such awards also are subject to forfeiture and recoupment provisions relating to “ex-post” risk, meaning risk resulting from the recipient’s inappropriate risk-taking that does not materialize until after the performance period in which such inappropriate risk-taking takes place. Additionally, all restricted stock units awarded to named executive officers are subject to forfeiture or recoupment if it is determined that the applicable named executive officer has engaged in inappropriate risk-taking which resulted in certain events deemed to be “significant risk outcomes.” An analysis of significant risk outcomes is completed annually to determine if such significant risk outcomes were tied to inappropriate risk-taking. The results of this analysis are reviewed by the Compensation and Benefits Committee.

Hedging and Pledging Policy

We maintain a Securities Transactions Policy which, among other things, prohibits directors, employees, and certain of their family members from (i) engaging in short selling, margining, pledging or hypothecating our securities; (ii) trading in options, warrants, puts, calls, as well as derivatives such as swaps, forwards, futures or similar instruments on our securities; and (iii) engaging in any other transaction that hedges or offsets, or is designed to hedge or offset, any decrease in the market value of a Northern Trust equity security.

2022 Proxy Statement | Northern Trust Corporation	47

COMPENSATION AND BENEFITS COMMITTEE REPORT

The Compensation and Benefits Committee is responsible for providing oversight of the compensation of the directors and executive officers of the Corporation. In fulfilling its oversight responsibilities, the Committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this Proxy Statement. Based upon this review and discussion, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and this Proxy Statement for the 2022 Annual Meeting of Stockholders, each of which is filed with the SEC.

Compensation and Benefits Committee

Charles A. Tribbett III (Chair)

Susan Crown

Jay L. Henderson

Jose Luis Prado

Donald Thompson

48	2022 Proxy Statement | Northern Trust Corporation

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the information concerning the compensation paid to or earned by the named executive officers for 2021, 2020 and 2019.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(3)	All Other Compensation ($)(4)	Total ($)
Michael G. O’Grady Chairman and Chief Executive Officer	2021	$950,000	$6,825,124	$2,500,000	$144,932	$29,177	$10,449,233
	2020	950,000	6,825,082	1,175,000	202,180	37,552	9,189,814
	2019	937,500	6,225,141	2,075,000	186,150	35,977	9,459,768
Jason J. Tyler Chief Financial Officer	2021	537,500	1,750,089	1,080,000	79,182	16,392	3,463,163
	2020	500,000	600,039	650,000	55,259	15,050	1,820,348
	—	—	—	—	—	—	—
Peter B. Cherecwich President—Corporate & Institutional Services	2021	625,000	2,450,145	1,440,000	106,833	29,773	4,651,751
	2020	625,000	2,450,068	900,000	151,058	23,504	4,149,630
	2019	625,000	2,590,143	1,050,000	166,670	35,441	4,467,254
Steven L. Fradkin President—Wealth Management	2021	625,000	2,600,135	1,440,000	—	25,991	4,691,126
	2020	625,000	2,590,122	950,000	1,575,071	25,729	5,765,922
	2019	625,000	2,660,079	1,110,000	1,782,456	25,219	6,202,754
Shundrawn A. Thomas President—Asset Management	2021	625,000	2,450,145	1,440,000	196,522	8,817	4,720,484
	2020	625,000	2,310,116	900,000	203,097	16,878	4,055,091
	—	—	—	—	—	—	—

(1) Amounts in this column represent the grant date fair value of the restricted stock unit and performance stock unit awards computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Stock Compensation (“FASB ASC Topic 718”). See “Note 24—Share-Based Compensation Plans” to the consolidated financial statements included in Item 8 of the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2021 for a discussion of the assumptions made by the Corporation in the valuation of these stock unit awards. This column includes the following amounts in 2021 with respect to performance stock units, which are based on achievement of target performance levels: Mr. O’Grady: $4,436,282; Mr. Tyler: $1,137,553; Mr. Cherecwich: $1,592,594; Mr. Fradkin: $1,690,054; and Mr. Thomas: $1,592,594. If the maximum level of performance were attained, the value of the performance stock units would be as follows: Mr. O’Grady: $6,654,471; Mr. Tyler: $1,706,330; Mr. Cherecwich: $2,388,940; Mr. Fradkin: $2,535,130; and Mr. Thomas: $2,388,940. See the narrative under “Description of Certain Awards Granted in 2021” beginning on page 51 of this Proxy Statement for more information on these awards.

(2) Amounts in this column represent the annual cash incentives earned by the named executive officers in the applicable years under the Management Performance Plan.

(3) Amounts in this column represent the aggregate increase in actuarial present values of accumulated benefits under the Pension Plan and the Supplemental Pension Plan. As described further under “Pension Benefits” beginning on page 54 of this Proxy Statement, benefits for Mr. Fradkin are accrued under the Pension Plan’s “Traditional Formula,” while benefits for Messrs. O’Grady, Tyler, Cherecwich, and Thomas are accrued under the Pension Plan’s “PEP Formula.” At December 31, 2019, the applicable discount rate for the Pension Plan and the Supplemental Pension Plan decreased to 3.37%, resulting in an increase in the present value of benefits under the Traditional Formula. At December 31, 2020, the applicable discount rate under the Pension Plan decreased to 2.75% and the applicable discount rate under the Supplemental Pension Plan decreased to 2.45%, resulting in an increase in the present value of benefits under the Traditional Formula. At December 31, 2021, the applicable discount rate under the Pension Plan increased to 3.03% and the applicable discount rate under the Supplemental Pension Plan increased to 2.80%, resulting in a decrease in the present value of benefits under the Traditional Formula for Mr. Fradkin relative to December 31, 2020, of $20,093.

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EXECUTIVE COMPENSATION

(4) The following table sets forth a detailed breakdown of the items which comprise “All Other Compensation” for 2021.

Name	Contributions to TIP and Supplemental TIP ($)(a)	Perquisites and Other Personal Benefits ($)(b)	Tax Reimbursements and Other ($)(c)	Total ($)
Mr. O’Grady	$28,500	$677	$—	$29,177
Mr. Tyler	16,125	201	66	16,392
Mr. Cherecwich	18,750	11,023	—	29,773
Mr. Fradkin	18,750	6,978	263	25,991
Mr. Thomas	8,700	65	52	8,817

(a) Includes matching contributions made by the Corporation on behalf of named executive officers participating in TIP and Supplemental TIP.

(b) With respect to Messrs. O’Grady, Tyler, Cherecwich, Fradkin, and Thomas, includes personal use of company automobiles ($677, $201, $140, $311, and $65, respectively). With respect to Messrs. Cherecwich and Fradkin, includes wealth planning and tax consulting services ($10,883 and $6,667, respectively).

(c) With respect to Messrs. Tyler, Fradkin, and Thomas, includes tax reimbursements provided in connection with personal use of company automobiles ($66, $248, and $52, respectively).

Grants of Plan-Based Awards

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	Grant Date Fair Value of Stock and Option Awards ($)(4)
Name	Grant Date	Thres- hold ($)	Target ($)	Maximum ($)	Thres- hold (#)	Target (#)	Maximum (#)
Mr. O’Grady	—		$1,175,000	$9,271,800
	2/17/2021							24,511	$2,388,842
	2/17/2021				11,380	45,519	68,279		4,436,282
Mr. Tyler	—		650,000	4,635,900
	2/17/2021							6,285	612,536
	2/17/2021				2,918	11,672	17,508		1,137,553
Mr. Cherecwich	—		900,000	4,635,900
	2/17/2021							8,799	857,551
	2/17/2021				4,086	16,341	24,512		1,592,594
Mr. Fradkin	—		950,000	4,635,900
	2/17/2021							9,338	910,081
	2/17/2021				4,336	17,341	26,012		1,690,054
Mr. Thomas	—		900,000	4,635,900
	2/17/2021							8,799	857,551
	2/17/2021				4,086	16,341	24,512		1,592,594

(1) These columns show information regarding payouts under the Management Performance Plan. The amount set forth under the Maximum column represents the highest potential payout under the plan based on the Corporation’s 2021 performance. Although the plan does not provide for a target or threshold, the amount set forth under the Target column represents the amount actually awarded to the named executive officer in 2021 in respect of 2020 performance.

(2) The amounts set forth under the Threshold, Target and Maximum columns represent the number of shares of common stock that would be paid out under the performance stock units granted in February 2021 if the Corporation achieves a three-year average annual ROE relative to pre-established goals of 6.0%, 11.0% or 13.0% or greater, respectively, as well as ROE performance relative to that of our performance peer group that is in the 25th percentile, 50th percentile or the highest percentile, respectively.

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(3) This column shows the number of restricted stock units granted to the named executive officers in 2021.

(4) Represents the grant date fair value of each equity award, computed in accordance with FASB ASC Topic 718 (using the target level of performance for performance stock unit awards), disregarding any estimated forfeitures.

Description of Certain Awards Granted in 2021

Performance Stock Units

Each performance stock unit constitutes the right to receive a share of the Corporation’s common stock and vests over a three-year performance period, subject to satisfaction of specified performance targets (“performance conditions”) that are a function of ROE, and continued employment until the end of the vesting period. Dividend equivalents granted to named executive officers in 2021 are deferred into a cash account and paid at the time the award vests only with respect to the portion of the cash account attributable to performance stock units that actually vest upon satisfaction of the applicable performance conditions.

For awards granted to named executive officers in 2021, if during the performance period the executive’s employment is terminated under certain circumstances entitling the executive to benefits under the Corporation’s severance plan, such executive’s performance stock units will be eligible for full vesting and distribution at the end of the performance period, subject to certain conditions, including satisfaction of the applicable performance conditions. Upon the death or disability of an executive during the performance period, or if an executive retires after satisfying applicable age and service requirements, such executive’s performance stock units will be eligible for full vesting and distribution at the end of the performance period, subject to certain conditions, including satisfaction of the applicable performance conditions.

Upon a change in control of the Corporation, a pro rata portion of each performance stock unit award (based on actual performance during the portion of the performance period that has elapsed as of the change in control) will be converted into an award with respect to the acquirer of an equal economic value. The remainder of the performance award converts at the target level of performance specified in the performance stock unit agreement into an award with respect to the acquirer of an equal economic value. Both the portion of each performance stock unit award that is based on actual performance and the portion that is based on the target level of performance vest subject only to the continued employment of the recipient through the remainder of the applicable performance period, and are paid out at the end of the performance period, subject to acceleration of vesting upon a qualifying termination, in which event the units are distributed within sixty days. In the event that a change in control occurs and the acquirer refuses or is unable to agree to the foregoing conversion and vesting provisions, the award will be vested at the time of the change in control.

Restricted Stock Units

Restricted stock units granted to our named executive officers in 2021 vest 25% each year for four years. Each restricted stock unit award entitles an executive to receive one share of common stock when the award vests, subject to continued employment until the end of the vesting period. Dividend equivalents on these restricted stock units are deferred into a cash account and paid at the time the awards vest only with respect to the portion of the cash account attributable to restricted stock units that actually vest.

For awards granted to named executive officers in 2021, if during the vesting period an executive’s employment is terminated under certain circumstances entitling the executive to benefits under the Corporation’s severance plan, such executive’s restricted stock units will continue to vest in accordance with their terms. In addition, if an executive retires after satisfying applicable age and service requirements, such executive’s restricted stock units will continue to vest in accordance with their terms. Upon the death or disability of an executive during the vesting period, such executive’s restricted stock units will be eligible for full vesting and distribution.

Upon a change in control of the Corporation, all restricted stock units granted to executive officers will, under the terms and conditions of the applicable award agreements, be converted into units of the acquirer having the same value and continue to vest over a period no longer than the original vesting schedule; provided, however, that they become fully vested in connection with a change in control if the executive experiences a qualifying termination of employment following the change in control (in which case they are distributed within sixty days). In the event that a change in control occurs and the acquirer refuses or is unable to agree to the foregoing conversion and vesting provisions, the award will be vested at the time of the change in control.

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Outstanding Equity Awards at Fiscal Year-End

	Option Awards				Stock Awards

Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(4)
Mr. O’Grady	28,469	—	$52.69	2/11/2023	55,692	$6,661,320	133,026	$15,911,240
	24,651	—	60.85	2/10/2024
	23,739	—	70.21	2/17/2025
	34,489	—	58.25	2/16/2026
	40,649	—	88.06	2/21/2027
Mr. Tyler	3,437	—	43.65	2/13/2022	9,275	1,109,383	16,315	1,951,437
	2,491	—	52.69	2/11/2023
	2,466	—	60.85	2/10/2024
	2,968	—	70.21	2/17/2025
	4,599	—	58.25	2/16/2026
	3,873	—	88.06	2/21/2027
Mr. Cherecwich	26,132	—	88.06	2/21/2027	21,001	2,511,930	50,238	6,008,967
Mr. Fradkin	34,489	—	58.25	2/16/2026	22,075	2,640,391	52,630	6,295,074
	27,874	—	88.06	2/21/2027
Mr. Thomas	7,743	—	88.06	2/21/2027	19,622	2,346,987	44,443	5,315,827

(1) The following table lists the number of restricted stock units that vest for each named executive officer upon each vesting date:

Name	3/1/2022	3/1/2023	3/1/2024	3/1/2025
Mr. O’Grady	21,068	17,183	11,562	5,879
Mr. Tyler	2,941	2,672	2,091	1,571
Mr. Cherecwich	8,251	6,489	4,151	2,110
Mr. Fradkin	8,642	6,798	4,395	2,240
Mr. Thomas	7,236	5,983	4,204	2,199

(2) The market value of the restricted stock units included in this column is based on a price of $119.61 per share (the closing market price of the Corporation’s common stock on December 31, 2021).

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(3) The following table lists the target number of shares each named executive officer may receive under performance stock units:

	Performance Stock Unit Award Granted In
Name	2019	2020	2021
Mr. O’Grady	43,509	43,998	45,519
Mr. Tyler	775	3,868	11,672
Mr. Cherecwich	18,103	15,794	16,341
Mr. Fradkin	18,592	16,697	17,341
Mr. Thomas	13,210	14,892	16,341

The actual number of shares distributed with respect to performance stock units granted in 2020 and 2021 will be based upon the satisfaction of certain performance conditions. Accordingly, it is possible that no shares of common stock will be distributed under these performance stock units.

The following table lists the actual number of shares distributed to each named executive officer on January 18, 2022 with respect to performance stock units granted in 2019:

Name	Shares
Mr. O’Grady	29,021
Mr. Tyler	517
Mr. Cherecwich	12,075
Mr. Fradkin	12,401
Mr. Thomas	8,811

(4) The market value of the performance stock units included in this column is based on a price of $119.61 per share (the closing market price of the Corporation’s common stock on December 31, 2021).

Option Exercises and Stock Vested

The following table sets forth information regarding exercises of stock options and vesting of stock awards for each named executive officer in 2021.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired On Vesting (#)	Value Realized On Vesting ($)(2)
Mr. O’Grady	144,810	$11,261,726	49,088	$4,825,429
Mr. Tyler	4,835	392,699	3,540	344,885
Mr. Cherecwich	—	—	21,246	2,073,821
Mr. Fradkin	36,064	1,863,048	22,252	2,172,080
Mr. Thomas	12,489	612,534	14,063	1,369,282

(1) The value realized on the exercise of stock options represents the pre-tax difference between the option exercise price and the fair market value of the common stock on the date of exercise.

(2) The value realized on the distribution of stock units represents the number of stock units that vested multiplied by the fair market value of the common stock on the date of vesting.

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Pension Benefits

Information with respect to accrued benefits of each named executive officer under the Pension Plan and the Supplemental Pension Plan for each named executive officer as of December 31, 2021 is as follows.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)
Mr. O’Grady	Pension Plan	10.4	$121,744
	Supplemental Pension Plan	10.4	927,659
Mr. Tyler	Pension Plan	10.3	122,057
	Supplemental Pension Plan	10.3	256,499
Mr. Cherecwich	Pension Plan	14.5	180,857
	Supplemental Pension Plan	14.5	828,882
Mr. Fradkin	Pension Plan	35.0	2,038,043
	Supplemental Pension Plan	35.0	8,825,310
Mr. Thomas	Pension Plan	17.5	243,878
	Supplemental Pension Plan	17.5	883,404

Pension Plan and Supplemental Pension Plan

The Pension Plan is a tax-qualified defined benefit retirement plan that provides a retirement benefit as described below, which is subject to various limitations of the Internal Revenue Code and the Pension Plan. The Supplemental Pension Plan is a nonqualified defined benefit retirement plan that provides the portion of an employee’s benefit that cannot be paid under the Pension Plan due to Internal Revenue Code and Pension Plan limits.

Eligibility and Vesting

Eligible employees participate in the Pension Plan beginning the first day of the month following the completion of six months of vesting service. Employees with at least six months of vesting service who would have a portion of their benefit from the Pension Plan limited due to Internal Revenue Code or Pension Plan restrictions also participate in the Supplemental Pension Plan. A participant is eligible to receive a benefit under the Pension Plan and Supplemental Pension Plan after completing three years of vesting service.

Benefit Formula—Traditional Formula

Prior to April 1, 2012, the benefit for Mr. Fradkin was determined under the Pension Plan’s “Traditional Formula.” The normal retirement (age 65) benefit equals (i) 1.8% of the average of the participant’s highest sixty consecutive calendar months of eligible pay multiplied by the participant’s years of credited service (up to a maximum of thirty-five years) minus (ii) 0.5% multiplied by offset compensation equal to the lesser of the participant’s (a) Social Security covered compensation limit or (b) the average of the participant’s eligible pay for the three consecutive calendar years prior to retirement, with calendar year compensation not to exceed the Social Security taxable wage base in effect for a given calendar year, multiplied by the participant’s years of credited service (up to thirty-five years). Mr. Fradkin’s pre-April 1, 2012 Traditional Formula benefits will be based on credited service and average compensation calculated as of March 31, 2012, provided that his average compensation and offset compensation as of March 31, 2012, will be indexed at a rate of 1.5% per year for any period on and after April 1, 2012, during which he earns credited service under the Pension Plan.

Benefit Formula—PEP Formula

Effective June 1, 2001, the Pension Plan was amended to provide that benefits of all newly U.S. hired employees of the Corporation and its affiliates would be calculated under the Pension Plan’s “Pension Equity Plan (PEP) Formula.” Because Messrs. O’Grady, Tyler, Cherecwich, and Thomas commenced employment after such date, their benefits under the Pension Plan and Supplemental Pension Plan are calculated entirely under the PEP Formula. Effective April 1, 2012, the Pension Plan was further amended to provide that for credited service earned after March 31, 2012, all employees, including those who had previously elected the Traditional Formula, will accrue benefits pursuant to the revised PEP Formula described below. Accordingly, Mr. Fradkin will be entitled to an annual benefit equal to the sum of his accruals: (i) under the Traditional Formula for periods of credited service before April 1, 2012; and (ii) under the amended PEP Formula for his period of credited service after March 31, 2012.

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Under the PEP Formula, participants currently earn a 4% pension credit for each of their first ten credited years of service, increasing by one percentage point for the eleventh year of service and every fifth year thereafter until they have completed thirty-five years of service (after which no additional pension credit is earned). A participant’s PEP Formula lump sum amount is equal to the sum of his or her pension credits multiplied by the average of the participant’s highest sixty consecutive calendar months of eligible pay. A participant’s annual benefit under the PEP Formula is equal to a single life annuity commencing at age 65 that is the actuarial equivalent of his or her PEP Formula lump sum amount. The single life annuity is calculated using interest rate and mortality assumptions specified in the Pension Plan.

Although the April 1, 2012 changes made to the Pension Plan are anticipated to moderate any future pension value increases, the present value of benefits under the Traditional Formula is sensitive to changes in interest rates. For financial reporting purposes, the applicable discount rate used with respect to the Pension Plan increased from 2.75% at December 31, 2020, to 3.03% at December 31, 2021, and the applicable discount rate used with respect to the Supplemental Pension Plan increased from 2.45% at December 31, 2020, to 2.80% at December 31, 2021, resulting in a decrease in the present value of benefits under the Traditional Formula for Mr. Fradkin.

Benefit Formula—Supplemental Pension Plan

Benefits under the Supplemental Pension Plan are equal to benefits calculated under the Pension Plan without regard to Internal Revenue Code limits and including amounts deferred under the Northern Trust Corporation Deferred Compensation Plan (the “Deferred Compensation Plan”) in eligible pay minus benefits calculated pursuant to the terms of the Pension Plan.

Eligible Pay

For purposes of the Traditional Formula “eligible pay” means base salary (including any before-tax payroll deductions), shift differentials, overtime and certain types of performance-based incentive compensation, including cash, Northern Performance Incentives under the Northern Partners Incentive Plan (“NPIP”), compensation under the Management Performance Plan, payments from the former Annual Performance Plan and the cash value of certain stock options. Cash incentives deferred under the Deferred Compensation Plan are not included in eligible pay under the Pension Plan but are included in eligible pay under the Supplemental Pension Plan.

Prior to April 1, 2012, eligible pay was defined the same for the PEP Formula as for the Traditional Formula, except that eligible pay under the PEP Formula also included cash sales and technical incentives under the NPIP up to 50% of the participant’s prior year’s base pay. Effective April 1, 2012, eligible pay under the PEP Formula includes all cash incentives under the NPIP.

Retirement

A participant is generally eligible for a normal retirement benefit if he or she terminates employment at or after age 65 and has completed at least five years of vesting service. A participant is eligible for an early retirement benefit if he or she terminates employment at or after age 55 and has completed fifteen years of credited service. Mr. Fradkin is eligible for early retirement benefits. A “vested terminee” benefit is available to a participant who terminates employment with three years of vesting service but prior to becoming eligible for a normal or early retirement benefit.

Under the Traditional Formula, the early retirement benefit is equal to the normal retirement benefit described above, reduced by 0.5% for each month that payments are received prior to age 62, up to 84 months, then actuarially reduced for each month that payments are received prior to age 55. Participants eligible for a “vested terminee” benefit are entitled to benefit payments that are reduced by 0.5% for each month up to 120 months that payments are received prior to age 65, then actuarially reduced for each month that payments are received prior to age 55.

Under the PEP Formula, both the early retirement benefit and “vested terminee” benefit are equal to the normal retirement benefit (in the form of a monthly single life annuity as described above), adjusted for early commencement prior to age 65. The adjustment is made using interest rate and mortality assumptions specified in the Pension Plan.

Form of Benefit Payment

The normal form of benefit payment under the Pension Plan is (i) a single life annuity in the case of an unmarried participant or (ii) a 50% joint and survivor annuity in the case of a married participant. Optional forms of payment include a lump sum option, a 75% joint and survivor annuity, and under limited circumstances, a 100% joint and survivor annuity or level income option annuity. The normal form of benefit under the Supplemental Pension Plan is (i) a five-year certain annuity, payable to the participant in five annual installments, credited with interest pursuant to a formula set forth in the Supplemental Pension Plan or (ii) a single lump sum if the value of the Supplemental Pension Plan benefit is $125,000 or less.

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Assumptions

The assumptions used in calculating the present value of the accumulated benefit are set forth in “Note 23—Employee Benefits” to the consolidated financial statements included in Item 8 of the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2021.

Nonqualified Deferred Compensation

Name	Form of Deferred Compensation	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)(2)	Aggregate Earnings in Last FY ($)(3)	Aggregate Balance at Last FYE ($)(4)
Mr. O’Grady	Deferred Compensation Plan	$—	$—	$—	$—
	Supplemental TIP	39,600	19,800	45,296	529,876
	Deferred Stock Units	—	—	—	—
Mr. Tyler	Deferred Compensation Plan	—	—	—	—
	Supplemental TIP	14,850	7,425	(53)	107,098
	Deferred Stock Units	—	—	—	—
Mr. Cherecwich	Deferred Compensation Plan	—	—	—	—
	Supplemental TIP	20,100	10,050	99,726	589,999
	Deferred Stock Units	—	—	—	—
Mr. Fradkin	Deferred Compensation Plan	—	—	49,442	276,512
	Supplemental TIP	20,100	10,050	380,428	1,984,752
	Deferred Stock Units	—	—	499,939	2,259,074
Mr. Thomas	Deferred Compensation Plan	—	—	—	—
	Supplemental TIP	—	—	—	—
	Deferred Stock Units	—	—	—	—

(1) Amounts in this column also are included in each named executive officer’s compensation reported in the “Summary Compensation Table,” as “Salary.”

(2) Amounts in this column also are included in each named executive officer’s “All Other Compensation” in the “Summary Compensation Table.”

(3) The aggregate earnings in this column are not “above-market” and therefore are not included in the “Summary Compensation Table.”

(4) All amounts in this column have previously been included in each named executive officer’s compensation reported in the “Summary Compensation Table” to the extent that compensation data for each such officer, generally, has been included in such table.

Deferred Compensation Plan

The Corporation provides certain highly compensated employees, including the named executive officers, the opportunity to defer up to 100% of their short-term incentive awards that would otherwise be payable in a specified calendar year into the Deferred Compensation Plan. Deferred amounts represent general unsecured obligations of the Corporation. The Corporation has established a grantor trust (referred to as a “rabbi” trust), under which the assets of the Deferred Compensation Plan are held and invested. The Corporation does not provide any matching contributions or guaranteed rates of return with respect to deferred amounts. Earnings credited with respect to amounts deferred under the Deferred Compensation Plan are based on the performance of a variety of investment alternatives made available under the plan and selected by the participant. Participants are fully vested in the amounts they defer at all times.

Each participant makes an annual irrevocable election, prior to the beginning of each performance year, regarding his or her deferral and distribution elections. Participants are required to make a retirement (normal, early or postponed retirement as defined in the Pension Plan) basis distribution election of a lump sum or five- or ten-year installments. Participants have the option of making an alternative short-term deferral election of at least three calendar years following the

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year the award would otherwise have been paid, to be distributed in a lump sum. If the participant’s employment ends for any reason prior to his or her early retirement date and the short-term deferral distribution date, the participant’s account balance will be distributed within 60 days of the participant’s employment termination date. Special rules apply with respect to distributions in connection with the death of a participant. If the participant is deemed to be a “key employee,” as defined by the Internal Revenue Code, any post-December 31, 2004 deferrals payable due to separation from service will be delayed for six months following the date of the separation.

Supplemental TIP

Supplemental TIP is a nonqualified defined contribution retirement plan that provides the portion of an employee’s benefit that cannot be paid under TIP due to the Internal Revenue Code’s limit on the amount of a participant’s compensation that can be taken into account in determining TIP benefits. Account information provided for Supplemental TIP also includes account balances in the Northern Trust Corporation Supplemental Employee Stock Ownership Plan, which was frozen effective January 1, 2005.

Eligibility and Vesting

An employee is eligible to participate in Supplemental TIP for any calendar year if he or she participates in TIP and as of the prior November 30 his or her base salary exceeded the Internal Revenue Code compensation limit. U.S. employees are eligible to participate in TIP and elect salary deferrals immediately upon their hire, and are eligible for employer matching contributions beginning the first day of the month following the completion of six months of vesting service. Each participant generally vests in the employer contributions under TIP and Supplemental TIP on a graduated basis of 20% per year over five years and is fully vested after completing five years of vesting service. Messrs. O’Grady, Tyler, Cherecwich and Fradkin participated in both plans in 2021 and are fully vested in their TIP and Supplemental TIP accounts. Mr. Thomas participated in TIP in 2021 and is fully vested in his TIP account.

Contributions

Each participant must make an election prior to the beginning of a calendar year to contribute to Supplemental TIP a portion of his or her base salary that exceeds the Internal Revenue Code compensation limit. The Corporation makes a matching contribution under Supplemental TIP using the formula in TIP, which is 50% of the first 6% of deferred salary, for a maximum matching contribution of 3% of salary.

Investments

Each participant’s Supplemental TIP account is credited with earnings or losses based on various mutual fund investment alternatives made available under Supplemental TIP (which are generally similar to the investment alternatives available to participants under TIP), selected by the participant, and can be changed on a daily basis.

Distributions

No withdrawal or borrowing of Supplemental TIP assets is permitted during a participant’s employment. Distribution of the entire Supplemental TIP account balance generally is made to a participant within ninety days after the participant’s termination of employment. If the participant is deemed to be a “key employee,” as defined by the Internal Revenue Code, the portion of his or her Supplemental TIP account accruing after December 31, 2004 is distributed as a single lump sum following the six-month anniversary of the termination of employment.

Deferred Stock Units

Certain restricted stock units granted prior to 2010 were required to be deferred until the earlier of: (i) the year in which the Compensation and Benefits Committee reasonably anticipates that, if the payment is made during that year, the deduction of the payment will not be barred by former Internal Revenue Code Section 162(m); or (ii) the period beginning with the date of the participant’s separation from service (as defined in the Corporation’s Amended and Restated 2002 Stock Plan) and ending on the later of the last day of the Corporation’s taxable year in which the participant incurs a separation from service or the fifteenth day of the third month following such separation from service. “Aggregate Earnings in Last FY” in the Nonqualified Deferred Compensation table represent the change in the value of deferred stock units, which is based on the change in the value of the underlying shares of common stock into which the stock units convert.

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Potential Payments Upon Termination of Employment or a Change in Control of the Corporation

In addition to benefits to which the Corporation’s employees would be entitled upon a termination of employment generally, the Corporation provides certain additional benefits to eligible employees upon certain types of termination of employment, including a termination of employment involving a change in control of the Corporation. Described below are the benefits that the named executive officers would receive upon certain types of termination of employment, upon a change in control of the Corporation and upon a termination following a change in control of the Corporation.

Equity Compensation Plans and Agreements

As described above under “Description of Certain Awards Granted in 2021” beginning on page 51, the Corporation’s equity compensation plans and agreements provide enhanced benefits to named executive officers upon a termination of employment with the Corporation or a subsidiary due to death, disability, or retirement (when such termination is not a termination described in the Change in Control Plan as discussed below).

In the case of a termination of a named executive officer’s employment due to death, disability or severance, stock options previously granted under equity compensation plans will accelerate. In the case of a termination of a named executive officer’s employment due to retirement (after satisfying applicable age and service requirements), stock options previously granted under equity compensation plans will continue vesting. In the case of a termination of a named executive officer’s employment due to death or disability, equity award agreements for restricted stock units and performance stock units provide for the full vesting of such units. In the case of a termination of a named executive officer’s employment due to severance, equity award agreements for restricted stock units and performance stock units granted prior to February 20, 2018 provide for prorated vesting of units, while agreements for awards granted on or after February 20, 2018 provide for continued vesting. In the case of a termination of a named executive officer’s employment due to retirement (after satisfying applicable age and service requirements), restricted stock units and performance stock units will continue to vest.

Change in Control Plan

As discussed above under “Severance Benefits and Change in Control Plan” beginning on page 46, each of our named executive officers is a participant in the Northern Trust Corporation Executive Change in Control Severance Plan, providing participants with certain benefits upon a qualifying termination of employment within two years following a change in control. The Corporation’s decision to adopt the Change in Control Plan and the determination of the level of benefits under the plan were exercises in judgment, informed by: (i) the recognition that all named executive officers are employed at-will; (ii) the Corporation’s desire to provide the named executive officers with sufficient security to ensure they are not distracted and remain focused on maximizing stockholder value during and after a change in control; (iii) the Corporation’s goal of providing executive compensation at levels that are competitive with similar positions to those in its peer group companies; (iv) the nature and scope of the job responsibilities undertaken by the named executive officers; and (v) the terms of other types of compensation paid by the Corporation to the named executive officers. In particular, in setting the terms of the benefits payable to the named executive officers under various termination scenarios, the Compensation and Benefits Committee was guided in large part by a desire to be sufficiently responsive to market forces and the environment in which the Corporation seeks to attract, motivate and retain its named executive officers by providing benefits consistent and competitive with those of the peer group companies with which it competes for top executive talent.

The Change in Control Plan provides benefits upon the occurrence of the following terminations of employment that are in connection with an actual change in control of the Corporation:

●	a termination of the executive’s employment by the Corporation or a subsidiary without “good reason” that occurs within two years after a change in control of the Corporation; or

●	an executive’s voluntary termination of employment with the Corporation or a subsidiary for “good reason” that occurs within two years after a change in control of the Corporation.

The benefits provided to a named executive officer upon such a termination of employment would consist of the following:

●

A lump sum payment equal to two times (or three times for the CEO) the sum of: (i) the named executive officer’s annual salary in effect on the date of employment termination, or if higher, the date of the change in control; and (ii) the average of the named executive officer’s awards under the Corporation’s cash incentive plans for the last three fiscal years of participation in such plans prior to the date of termination, or, if higher, the date of the change in control.

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●

A lump sum payment of a prorated portion of the average amounts paid to the named executive officer under the Corporation’s cash incentive plans for the last three fiscal years of participation in such plans prior to the date of termination, or, if higher, the date of the change in control, less any amounts paid to the named executive officer under those plans with respect to completed performance periods occurring in the year the named executive officer’s employment terminates.

●

An amount equal to the monthly welfare premiums for certain welfare benefit plans in which the named executive officer participated as of the change in control and subsequent termination of employment (less the active employee rates for such coverage) multiplied by 24 (or 36 for the CEO).

The foregoing notwithstanding, the Change in Control Plan provides that in the event any payment to a named executive officer is determined to be an “excess parachute payment” (as defined in the Internal Revenue Code), such payment must either be reduced such that no portion thereof is subject to excise tax or, if it would be more favorable to the named executive officer to whom the payment is due on an after-tax basis, the named executive officer must pay the applicable excise tax without any assistance from the Corporation or its affiliates.

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EXECUTIVE COMPENSATION

Except as otherwise noted, the following table quantifies the additional amounts described above that each named executive officer would receive upon the related triggering event assuming such event took place on December 31, 2021.

		Retirement (1)	Death (1)	Disability (1)	Severance	Change in Control	Termination in connection with a Change in Control
Mr. O’Grady	Stock Options	$—	$—	$—	$—	$—	$—
	Restricted Stock Units	7,098,449	7,098,449	7,098,449	7,098,449	7,098,449	7,098,449
	Performance Stock Units(2)	16,667,961	16,667,961	16,667,961	16,667,961	16,667,961	16,667,961
	Cash Severance					—	8,175,000
	Pro-Rata Bonus					—	1,775,000
	Supplemental Pension Plan / TIP					—	—
	Welfare Benefits(3)					—	52,925
	Reduction to Prevent Excise Tax					—	—
	Excise Tax Gross-Up					n/a	n/a

Total		$23,766,410	$23,766,410	$23,766,410	$23,766,410	$23,766,410	$33,769,335

Mr. Tyler	Stock Options	n/a	$—	$—	$—	$—	$—
	Restricted Stock Units	n/a	1,159,152	1,159,152	1,159,152	1,159,152	1,159,152
	Performance Stock Units(2)	n/a	2,012,600	2,012,600	2,012,600	2,012,600	2,012,600
	Cash Severance					—	2,088,000
	Pro-Rata Bonus					—	494,000
	Supplemental Pension Plan / TIP					—	—
	Welfare Benefits(3)					—	35,283
	Reduction to Prevent Excise Tax					—	—
	Excise Tax Gross-Up					n/a	n/a

Total		$—	$3,171,752	$3,171,752	$3,171,752	$3,171,752	$5,789,035

Mr. Cherecwich	Stock Options	$—	$—	$—	$—	$—	$—
	Restricted Stock Units	2,683,928	2,683,928	2,683,928	2,683,928	2,683,928	2,683,928
	Performance Stock Units(2)	6,302,475	6,302,475	6,302,475	6,302,475	6,302,475	6,302,475
	Cash Severance					—	3,290,000
	Pro-Rata Bonus					—	1,020,000
	Supplemental Pension Plan / TIP					—	—
	Welfare Benefits(3)					—	35,283
	Reduction to Prevent Excise Tax					—	—
	Excise Tax Gross-Up					n/a	n/a

Total		$8,986,403	$8,986,403	$8,986,403	$8,986,403	$8,986,403	$13,331,686

Mr. Fradkin	Stock Options	$—	$—	$—	$—	$—	$—
	Restricted Stock Units	2,819,460	2,819,460	2,819,460	2,819,460	2,819,460	2,819,460
	Performance Stock Units(2)	6,600,742	6,600,742	6,600,742	6,600,742	6,600,742	6,600,742
	Cash Severance					—	3,383,333
	Pro-Rata Bonus					—	1,066,667
	Supplemental Pension Plan / TIP					—	—
	Welfare Benefits(3)					—	34,679
	Reduction to Prevent Excise Tax					—	—
	Excise Tax Gross-Up					n/a	n/a

Total		$9,420,202	$9,420,202	$9,420,202	$9,420,202	$9,420,202	$13,904,881

Mr. Thomas	Stock Options	n/a	$—	$—	$—	$—	$—
	Restricted Stock Units	n/a	2,488,599	2,488,599	2,488,599	2,488,599	2,488,599
	Performance Stock Units(2)	n/a	5,561,225	5,561,225	5,561,225	5,561,225	5,561,225
	Cash Severance					—	3,050,000
	Pro-Rata Bonus					—	900,000
	Supplemental Pension Plan / TIP					—	—
	Welfare Benefits(3)					—	35,283
	Reduction to Prevent Excise Tax					—	—
	Excise Tax Gross-Up					n/a	n/a

Total		$—	$8,049,824	$8,049,824	$8,049,824	$8,049,824	$12,035,107

Note: The value of each equity award included in this table is based on a price of $119.61 per share (the closing market price of the Corporation’s common stock on December 31, 2021).

(1) Upon retirement, death or disability each named executive officer remains eligible to receive a termination year bonus under the Management Performance Plan at the discretion of the Compensation and Benefits Committee.

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(2) Performance stock unit award values are based upon the target number of shares underlying 2019, 2020 and 2021 awards outstanding as of December 31, 2021.

(3) The value of this continued benefit coverage is derived by multiplying the Corporation’s annual cost of providing such coverage in 2021 by the applicable severance multiple.

CEO Pay Ratio

The table below sets forth an estimate of the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all of our employees, other than the CEO, for the year ended December 31, 2021.

Annual total compensation of the CEO for 2021	$10,449,233
Annual total compensation of the median employee for 2021	$72,300
Ratio of annual total compensation of the CEO to the annual total compensation of the median employee for 2021	145:1

Our median employee was identified as of October 1, 2020, using the total cash compensation paid to all full-time, part-time, seasonal, and temporary employees in all jurisdictions for the nine-month period ended September 30, 2020. The compensation of full-time employees hired in 2020 and of those for whom pay was reduced due to a voluntary leave of absence was annualized as permitted under the rules of the SEC. We did not use any other material assumptions, adjustments, or estimates in identifying the median employee.

In determining whether it would be appropriate to use the previously identified median employee when presenting the ratio of our CEO’s annual total compensation to the median of all of our employees for the year ended December 31, 2021, we considered whether any changes to our employee population or employee compensation arrangements would significantly impact our pay ratio disclosure and concluded that they would not. Accordingly, the employee identified in conjunction with our 2020 CEO pay ratio disclosure was again selected for our 2021 CEO pay ratio disclosure. The annual total compensation of such employee was calculated using the same methodology used to calculate the compensation of our named executive officers in the Summary Compensation Table on page 49.

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DIRECTOR COMPENSATION

The Compensation and Benefits Committee is responsible for reviewing non-employee director compensation and making a recommendation with respect thereto to the Board. In doing so, the Committee works with its independent compensation consultant to periodically review non-employee director compensation data for the same peer group utilized by the Committee to inform its decision-making with respect to executive compensation and has access to such other resources as it deems appropriate. Under the current plan design, non-employee directors are compensated for their services with cash compensation and equity awards in the form of restricted stock units. Directors who are employees of the Corporation receive no additional compensation for serving on the Board or on any Board committee.

Annual Retainer and Other Fees

The following table describes the components of non-employee director compensation in 2021. All components other than the annual restricted stock unit grant are paid in cash.

Compensation Component	2021 Amount
Annual Restricted Stock Unit Grant	$125,000
Annual Cash Retainer	110,000
Annual Lead Director Retainer	42,500
Annual Committee Chair Retainer	20,000
Annual Committee Retainer (members of the Audit Committee, Business Risk Committee, and/or Capital Governance Committee, including Chair)	10,000
Annual Subcommittee Chair Retainer	10,000
Annual Cybersecurity Risk Oversight Subcommittee Retainer, including the Chair	10,000

Annual restricted stock units were granted to non-employee directors in April 2021 and will vest on April 26, 2022, the date of the 2022 Annual Meeting of Stockholders. Directors’ stock units do not have voting rights and dividend equivalents thereon are subject to the same vesting, forfeiture and distribution provisions as the underlying stock units. Each stock unit entitles a director to one share of common stock at vesting, unless a director elects to defer receipt of the shares.

Effective January 1, 2022, non-employee directors of the Corporation are entitled to an annual retainer of $255,000 for their service on the Board, paid $110,000 in cash and $145,000 in the form of restricted stock units. Also effective January 1, 2022, directors serving as the Chair of any Board committee are entitled to an additional $25,000 annually (representing a $5,000 increase) and directors serving as the Chair of any Board subcommittee are entitled to an additional $25,000 annually (representing a $15,000 increase).

Deferral of Compensation

Non-employee directors may elect to defer payment of their cash compensation and stock units until termination of their service as directors. Any deferred cash compensation is converted into stock units representing shares of common stock. The value of each such stock unit is based upon the price of the stock at the end of the calendar quarter for which the cash compensation would have been paid. Dividends on all stock units deferred prior to January 1, 2018 (including stock units representing deferred cash compensation) are paid quarterly to a cash account and accrue interest at an interest rate determined from time to time by the Compensation and Benefits Committee. Dividends on all stock units deferred on or after January 1, 2018 (including stock units representing deferred cash compensation) are converted into additional stock units representing shares of common stock based upon the closing price of the stock on the day such dividend would have been paid. For compensation deferred prior to January 1, 2018, the value of stock units representing deferred cash compensation, as well as all dividends on stock units representing deferred compensation of any form, will be paid out in cash, and stock units representing deferred stock unit compensation will be distributed in stock, in each case in a lump sum or in up to ten annual installments at the election of the director. For compensation deferred on or after January 1, 2018, the value of all stock units (including stock units representing deferred cash compensation, as well as all dividends on stock units representing deferred compensation of any form) will be distributed in stock in a lump sum or in up to ten annual installments at the election of the director.

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DIRECTOR COMPENSATION

Stock Ownership Guidelines

By the fifth anniversary of election to the Board, non-employee directors are required to hold shares of the Corporation’s common stock equal to five times the annual cash retainer provided to directors. If the minimum requirement is not met upon or at any time after such date, he or she is expected to retain 100% of the net, after-tax shares received upon vesting of equity awards or exercises of stock options until the minimum is met.

As of December 31, 2021, all non-employee directors met or exceeded the stock ownership guidelines to which they were subject, except for Ms. Klevorn and Mr. Mehta, who are expected to reach the minimum share ownership threshold within their transition periods ending on January 22, 2024.

Director Compensation Table

The following table sets forth all compensation earned by each non-employee director of the Corporation in 2021.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Linda Walker Bynoe	$136,978	$124,979	$261,957
Susan Crown	120,000	124,979	244,979
Dean M. Harrison	160,000	124,979	284,979
Jay L. Henderson	186,456	124,979	311,435
Marcy S. Klevorn	150,000	124,979	274,979
Siddharth N. “Bobby” Mehta	140,000	124,979	264,979
Jose Luis Prado	110,000	124,979	234,979
Thomas E. Richards(2)	99,935	124,979	224,914
Martin P. Slark	110,000	124,979	234,979
David H. B. Smith, Jr.	150,000	124,979	274,979
Donald Thompson	129,066	124,979	254,045
Charles A. Tribbett III	130,000	124,979	254,979

(1) This column shows the grant date fair value of the stock awards for all non-employee directors in 2021, computed in accordance with FASB ASC Topic 718. See “Note 24—Share-Based Compensation Plans” to the consolidated financial statements included in Item 8 of the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2021 for a discussion of the assumptions made by the Corporation in the valuation of these stock unit awards. As of December 31, 2021, each non-employee director serving on such date held 1,164 unvested stock units, which represents the stock unit award made by the Corporation in April 2021 described above.

(2) Amounts for Mr. Richards reflect compensation earned through October 28, 2021, the date of his death.

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EQUITY COMPENSATION PLAN INFORMATION

Set forth below is information with respect to equity compensation plans under which the common stock of the Corporation was authorized for issuance as of December 31, 2021.

Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options, Warrants, and Rights (#)		Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights ($)		Number of Securities Remaining Available for Issuance under Equity Compensation Plans (Excluding Securities Reflected in the Second Column) (#)
Equity compensation plans approved by stockholders	3,267,842	(1)	$71.39	(2)	16,181,087	(3)
Equity compensation plans not approved by stockholders	N/A		N/A		N/A
Total	3,267,842		$71.39	(2)	16,181,087

(1) Includes shares of common stock underlying outstanding or deferred restricted stock unit, performance stock unit and stock option awards.

(2) Restricted stock units and performance stock units are excluded when determining the weighted-average exercise price.

(3) All shares are available for issuance under the Corporation’s 2017 Long-Term Incentive Plan.

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AUDIT COMMITTEE REPORT

The Audit Committee is responsible for providing oversight of the Corporation’s financial reporting functions and internal control over financial reporting. The Audit Committee’s function is one of oversight, recognizing that: (i) management is responsible for the complete and accurate preparation of the Corporation’s consolidated financial statements, including internal control over financial reporting; and (ii) KPMG LLP, the Corporation’s independent registered public accounting firm, is responsible for performing an audit on such consolidated financial statements and expressing an opinion as to whether they are free of material misstatement and presented in accordance with U.S. generally accepted accounting principles. KPMG LLP is also responsible for expressing an opinion as to whether the Corporation maintained effective internal control over financial reporting.

Consistent with its oversight responsibilities, the Audit Committee has reviewed and discussed with management and KPMG LLP the Corporation’s audited consolidated financial statements as of and for the year ended December 31, 2021. The Audit Committee has also discussed with KPMG LLP the firm’s assessment of the Corporation’s internal controls and the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standards No. 1301, “Communications with Audit Committees.” The Audit Committee has also received and discussed the written disclosures and the letter from KPMG LLP required by Public Company Accounting Oversight Board Rule 3526, “Communication with Audit Committees Concerning Independence” and has conducted a discussion with KPMG LLP regarding its independence. The Audit Committee also considered whether the provision of non-audit services by KPMG LLP to the Corporation for the fiscal year ended December 31, 2021 is compatible with maintaining KPMG LLP’s independence.

Based on the above-mentioned reviews and discussions, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above, the Audit Committee recommended to the Board that the Corporation’s audited consolidated financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2021 for filing with the SEC.

Audit Committee

Jay L. Henderson (Chair)

Linda Walker Bynoe

Dean M. Harrison

Marcy S. Klevorn

David H. B. Smith, Jr.

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AUDIT MATTERS

Fees of Independent Registered Public Accounting Firm

Description of Fees	2021	2020
Audit Fees	$4,784,422	$5,140,808
Audit-Related Fees	3,416,542	3,533,558
Tax Fees	566,978	859,224
All Other Fees	52,883	60,918
Total	$8,820,825	$9,594,508

Audit Fees include fees for professional services rendered for the annual integrated audit of the Corporation’s consolidated financial statements for the fiscal year (including services relating to the audit of internal control over financial reporting), audits of subsidiary financial statements, reviews of the financial statements included in the Corporation’s Quarterly Reports on Form 10-Q and comfort letters.

Audit-Related Fees include fees for services that were reasonably related to performance of the audit of the annual consolidated financial statements for the fiscal year, other than Audit Fees, such as employee benefit plan audits, internal control reviews, service organization control reports and other attestation services.

Tax Fees include fees for tax return preparation, tax compliance and tax advice.

All Other Fees include fees for all services other than Audit Fees, Audit-Related Fees and Tax Fees, including various advisory and regulatory services.

Pre-Approval Policies and Procedures of the Audit Committee

The Audit Committee has in place a policy regarding the engagement of independent public accounting firms to provide auditor services to the Corporation. The purpose of the policy is to establish procedures for Audit Committee pre-approval of all auditor services to be provided to the Corporation by its independent registered public accounting firm. Auditor services include audit services, audit-related services and non-audit services, including tax services. The policy provides that the Audit Committee, the Chairman or any Audit Committee member delegated the authority (a “Designated Member”) has the authority to grant pre-approvals of auditor services. In addition, the policy provides that the independent registered public accounting firm may be engaged to provide only those non-audit services: (i) that are permitted by SEC rules; and (ii) that, in the judgment of the Audit Committee, maintain the independent registered public accounting firm’s independence from the Corporation. In evaluating whether a proposed engagement of the Corporation’s independent registered public accounting firm for a specific permitted non-audit service maintains the firm’s independence from the Corporation, the Audit Committee or a Designated Member thereof must consider whether the proposed engagement would cause the independent registered public accounting firm to: (a) audit its own work; (b) perform management functions; or (c) act as an advocate for the Corporation. The independent registered public accounting firm shall in no event be engaged to perform any prohibited services, as set forth in the policy.

All audit, audit-related, tax and other services provided by KPMG LLP in 2021 were pre-approved in accordance with the Audit Committee’s policy regarding the engagement of independent public accounting firms to provide auditor services to the Corporation.

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ITEM 3—RATIFICATION OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm is appointed annually by the Corporation’s Audit Committee. The Audit Committee routinely reviews the performance and retention of our independent registered public accounting firm, including an evaluation of service quality, the nature and extent of non-audit services, and other factors required to be considered when assessing independence from the Corporation and its management. The Audit Committee also periodically considers whether there should be a rotation of our principal independent registered public accounting firm. For the year ending December 31, 2022, the Audit Committee has authorized the engagement of KPMG LLP as the Corporation’s independent registered public accounting firm. KPMG LLP served as the Corporation’s independent registered public accounting firm for the fiscal year ended December 31, 2021. Representatives of KPMG LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they wish and will be available to respond to appropriate questions.

Stockholder ratification of the selection of KPMG LLP as the Corporation’s independent registered public accounting firm is not required. However, the Board is submitting the selection of KPMG LLP as the Corporation’s independent registered public accounting firm to the stockholders for ratification because it believes it is a governance best practice to do so. If the stockholders fail to ratify KPMG LLP as the independent registered public accounting firm, the Audit Committee will reassess its appointment, but in such event it may elect to retain KPMG LLP nonetheless. Further, even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of the Corporation and its stockholders.

The Board unanimously recommends that you vote FOR the ratification of KPMG LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

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STOCKHOLDER PROPOSALS FOR 2023 ANNUAL MEETING

Any stockholder proposals for the Corporation’s 2023 Annual Meeting of Stockholders (other than proxy access nominations) must be received by the Corporation, directed to the attention of the Corporation’s Corporate Secretary, no later than November 17, 2022 in order to be eligible for inclusion in the Corporation’s proxy statement and form of proxy for that meeting. Director nominations for inclusion in the Corporation’s proxy statement and form of proxy for the 2023 Annual Meeting of Stockholders pursuant to the proxy access provision in the Corporation’s By-laws must be received by the Corporation’s Corporate Secretary no earlier than October 18, 2022 and no later than November 17, 2022. All proposals and director nominations submitted by stockholders must comply in all respects with the rules and regulations of the SEC and the Corporation’s By-laws.

To comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than the Corporation’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than February 25, 2023.

Under the Corporation’s By-laws, other proposals that are not eligible for inclusion in the proxy statement will be considered timely and may be eligible for presentation at the 2023 Annual Meeting of Stockholders if they are received by the Corporation in the form of a written notice, directed to the attention of the Corporation’s Corporate Secretary, no earlier than November 27, 2022 and no later than December 27, 2022. If the 2023 Annual Meeting of Stockholders is called for a date that is not within thirty days before or after the anniversary date of this Annual Meeting, notice by the stockholder in order to be timely must be received within ten days after notice of the 2023 Annual Meeting is mailed or public disclosure of the date of the Annual Meeting is made, whichever occurs first. The notice must contain the information required by the Corporation’s By-laws.

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SECURITY OWNERSHIP BY DIRECTORS AND EXECUTIVE OFFICERS

The following table shows the beneficial ownership of the Corporation’s common stock as of December 31, 2021 for each director, each named executive officer and all directors and executive officers of the Corporation as a group.

Name of Beneficial Owner	Shares (1)(2)	Shares under Exercisable Options (3)	Total Beneficial Ownership of Common Stock	Percent of Class
Non-Employee Directors:
Linda Walker Bynoe	25,661	—	25,661	*
Susan Crown	46,296	—	46,296	*
Dean M. Harrison	16,340	—	16,340	*
Jay L. Henderson	10,232	—	10,232	*
Marcy S. Klevorn	3,246	—	3,246	*
Siddharth N. “Bobby” Mehta	3,065	—	3,065	*
Jose L. Prado	18,916	—	18,916	*
Martin P. Slark	16,718	—	16,718	*
David H. B. Smith, Jr.(4)	48,660	—	48,660	*
Donald Thompson	14,959	—	14,959	*
Charles A. Tribbett III	30,119	—	30,119	*
Named Executive Officers:
Michael G. O’Grady	167,487	151,997	319,484	*
Jason J. Tyler	10,866	19,834	30,700	*
Peter B. Cherecwich	29,181	26,132	55,313	*
Steven L. Fradkin	196,910	62,363	259,273	*
Shundrawn A. Thomas	32,148	7,743	39,891	*
All directors and executive officers as a group (22 persons)	811,043	336,151	1,147,194	*

* Less than 1%.

(1) Except as noted below, the nature of beneficial ownership for shares shown in this table is sole voting and investment power (including shares as to which spouses and minor children of the individuals covered by this table have such power).

(2) Amount includes restricted stock units payable on a one-for-one basis in shares of the Corporation’s common stock that are scheduled to vest within sixty days of December 31, 2021 in the following amounts: Mr. O’Grady – 21,068 units; Mr. Tyler – 2,941 units; Mr. Cherecwich – 8,251 units; Mr. Fradkin – 8,642 units; Mr. Thomas – 7,236 units; and all directors and officers as a group – 71,896 units.

(3) Amount includes options that were exercisable as of December 31, 2021 and options that become exercisable within sixty days thereafter.

(4) Amount includes 1,704 shares held in a trust over which Mr. Smith shares voting and investment power with one other individual. Amount excludes 2,495,900 shares held in certain trusts over which Mr. Smith directly or indirectly shares voting and investment power with three or more other individuals. Mr. Smith is the beneficiary of a trust holding 1,291,520 of such excluded shares.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table includes information concerning stockholders who were the beneficial owners of more than 5% of the outstanding shares of the Corporation’s common stock as of December 31, 2021.

Name and Address	Shares	Percent of Class
The Vanguard Group, Inc.(1) 100 Vanguard Boulevard Malvern, Pennsylvania 19355	22,253,836	10.7%
BlackRock, Inc.(2) 55 East 52nd Street New York, New York 10055	15,419,837	7.4%

(1) As reported on a Schedule 13G/A filed on February 10, 2022, of the shares reported, The Vanguard Group, Inc. (“Vanguard”) did not have sole voting power with respect to any shares reported, and had shared voting power with respect to 324,023 shares, or 0.2% of the outstanding common stock. Vanguard had sole investment power with respect to 21,408,196 shares, or 10.3% of the outstanding common stock, and shared investment power with respect to 845,640 shares, or 0.4% of the outstanding common stock.

(2) As reported on a Schedule 13G/A filed on February 1, 2022, of the shares reported, BlackRock, Inc. (“BlackRock”) had sole voting power with respect to 13,476,228 shares, or 6.5% of the outstanding common stock, and it did not have shared voting power with respect to any shares reported. BlackRock had sole investment power with respect to all shares reported.

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GENERAL INFORMATION ABOUT THE ANNUAL MEETING

When and where is the Annual Meeting?

The Annual Meeting will be held on April 26, 2022 at 10:30 a.m., Central Time.

To support the health and well-being of our various stakeholders in light of ongoing public health concerns regarding the COVID-19 pandemic, we have determined that the Annual Meeting will be held in a virtual meeting format only, via the Internet at www.virtualshareholdermeeting.com/NTRS2022. Access to the virtual meeting platform will begin at 10:15 a.m., Central Time, and we encourage you to access the virtual meeting platform prior to the start time. For those unable to attend the virtual Annual Meeting, a recorded version will be made available on our website.

Who can attend the Annual Meeting?

Stockholders at the close of business on the record date, February 28, 2022, or their duly appointed proxies, may participate, vote and submit questions at our Annual Meeting. To do so, you must enter the control number found on your Notice Regarding the Availability of Proxy Materials (the “Notice”), proxy card or voting instruction form at www.virtualshareholdermeeting.com/NTRS2022. If you are not a stockholder or do not have a control number, you may still access the meeting as a guest, but you will not be able to participate.

Stockholders will have substantially the same opportunities to participate in our virtual Annual Meeting as they would have in an in-person meeting. Questions that comply with the Annual Meeting’s rules of conduct and that are pertinent to the purpose of the Annual Meeting will be answered during the meeting, subject to time constraints. We may address substantially similar questions, or questions that relate to the same topic, in a single response. If you have a question of personal interest that is not of general concern to all stockholders, or if a question posed at the Annual Meeting was not otherwise answered, we encourage you to contact us separately after the Annual Meeting by visiting www.northerntrust.com/contact-us-corporate-overview.

What if I am having technical difficulties or want additional information?

If you are experiencing technical difficulties accessing the virtual Annual Meeting, you may call the technical support numbers posted on the log-in page of the virtual meeting platform. For additional stockholder support or if you have any other questions, please contact us by visiting www.northerntrust.com/contact-us-corporate-overview.

Who can vote at the Annual Meeting?

Record holders of the Corporation’s common stock at the close of business on February 28, 2022 may vote at the Annual Meeting. On such date, the Corporation had 207,943,941 shares of common stock outstanding.

You are entitled to one vote for each share of common stock that you owned of record at the close of business on February 28, 2022. The proxy card or Notice, as applicable, indicates the number of shares you are entitled to vote at the Annual Meeting.

How do I vote?

Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares promptly.

If you are a “stockholder of record” (that is, you hold your shares of the Corporation’s common stock in your own name), you may vote your shares by proxy using any of the following methods:

●	using the Internet site listed on the Notice or the proxy card;

●	calling the toll-free telephone number listed on the proxy card; or

●	completing, signing, dating and returning your proxy card.

The Internet and telephone voting procedures set forth on the Notice and the proxy card are designed to authenticate stockholders’ identities, to allow stockholders to provide their voting instructions and to confirm that their instructions have been properly recorded. If you vote by Internet or telephone, you should not return your proxy card.

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GENERAL INFORMATION ABOUT THE ANNUAL MEETING

What if I am a “beneficial owner”?

If you are a “beneficial owner,” also known as a “street name” holder (that is, you hold your shares of the Corporation’s common stock through a broker, bank or other nominee), you will receive from the record holder, in the form of a Notice or otherwise, voting instructions (including instructions, if any, on how to vote by Internet or telephone) that you must follow in order to have your shares voted at the Annual Meeting. Under the rules of various national and regional securities exchanges, brokers, banks and other nominees that hold securities on behalf of beneficial owners generally may vote on routine matters even if they have not received voting instructions from the beneficial owners for whom they hold securities, but are not permitted to vote on nonroutine matters unless they have received such voting instructions. While the ratification of the appointment of the Corporation’s independent registered public accounting firm is considered to be a routine matter, each of the other matters to be presented to the stockholders at the Annual Meeting described in this Proxy Statement is considered to be a nonroutine matter. Therefore, if you fail to provide your specific voting instructions, your broker may only vote your shares on the ratification of the appointment of the Corporation’s independent registered public accounting firm. Consequently, it is important that you communicate your voting instructions by using any of the following methods so your vote can be counted:

●	using the Internet site listed on the voting instruction form;

●	calling the toll-free telephone number listed on the voting instruction form; or

●	completing, signing, dating and returning your voting instruction form.

What if I own my shares through TIP?

If you own shares of common stock as a participant in TIP your proxy card will cover the shares credited to your plan account. The completed proxy card (or vote by Internet or telephone) will serve as your voting instructions to the TIP trustee. To allow sufficient time for voting by the trustee, your voting instructions must be received by 11:59 p.m., Eastern Time, on April 21, 2022.

What if I return my proxy card without specifying my voting choices?

Whether you vote by Internet, telephone or mail, your shares will be voted in accordance with your instructions. If you sign, date and return your proxy card without indicating how you want your shares to be voted, the proxy holders will vote your shares in accordance with the following recommendations of the Board:

Item 1	—	FOR the election of each nominee for director;

Item 2	—

FOR the approval, by an advisory vote, of the 2021 compensation of the Corporation’s named executive officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC; and

Item 3	—	FOR the ratification of the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

The proxy holders are authorized to vote as they shall determine in their sole discretion on any other business that may properly come before the Annual Meeting.

May I change my vote or revoke my proxy?

You may change or revoke your proxy at any time before it is voted at the Annual Meeting by:

●	sending a written notice of revocation to the Corporation’s Corporate Secretary;

●	submitting another signed proxy card with a later date;

●	voting by Internet or telephone at a later date; or

●	attending the Annual Meeting and completing and submitting a ballot online during the meeting at www.virtualshareholdermeeting.com/NTRS2022.

If you hold your shares in the name of your broker, bank or other nominee and wish to revoke your proxy, you will need to contact that party to revoke your proxy.

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GENERAL INFORMATION ABOUT THE ANNUAL MEETING

What constitutes a quorum?

A quorum of stockholders is necessary to hold the Annual Meeting. A majority of the outstanding shares entitled to vote at the Annual Meeting is required to be present in order to establish a quorum. Abstentions and broker nonvotes, if any, will be counted as present for purposes of establishing a quorum. A “broker nonvote” will occur when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner. As noted above, brokers, banks and other nominees generally cannot vote your shares on any of the matters to be presented to stockholders at the Annual Meeting described in this Proxy Statement, other than the ratification of the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2022, without your specific instructions. Please return your proxy card or voting instruction form, as applicable, or vote by Internet or telephone so your vote can be counted. An inspector of election appointed for the Annual Meeting will tabulate all votes cast at the Annual Meeting. In the event a quorum is not present at the Annual Meeting, we expect that the Annual Meeting will be adjourned or postponed to solicit additional proxies. Virtual attendance at our Annual Meeting constitutes presence for purposes of establishing a quorum at the meeting.

What is the required vote to approve each of the proposals?

The following table indicates the vote required for approval of each item to be presented to the stockholders at the Annual Meeting and the effect of abstentions and broker nonvotes.

Item	Required Vote	Effect of Abstentions and Broker Nonvotes

Item 1—Election of directors	Affirmative vote of a majority of the votes cast with respect to each nominee. See below for further detail.	● Abstentions with respect to a nominee will have no effect on the election of such nominee. ● Broker nonvotes will have no effect on the voting for this item.

Item 2—Advisory vote on executive compensation	Affirmative vote of a majority of the shares of common stock present and entitled to vote.	● Abstentions will have the effect of a vote AGAINST this item. ● Broker nonvotes will have no effect on the voting for this item.

Item 3—Ratification of the independent registered public accounting firm	Affirmative vote of a majority of the shares of common stock present and entitled to vote.	● Abstentions will have the effect of a vote AGAINST this item. ● Brokers may vote uninstructed shares on this item.

Pursuant to the Corporation’s By-laws, a nominee for director in an uncontested election (such as this year’s election where the only nominees are those recommended by the Board) must receive the affirmative vote of a majority of the votes cast with respect to his or her election at a meeting of stockholders to be elected. In contested elections, the affirmative vote of a plurality of the votes cast will be required to elect a director. The Corporation’s Corporate Governance Guidelines require an incumbent director who fails to receive the affirmative vote of a majority of the votes cast with respect to his or her election in an uncontested election at a meeting of stockholders to submit his or her resignation following certification of the stockholder vote. Such resignation will first be considered by the members of the Corporate Governance Committee (other than the tendering director, if applicable), who will recommend to the Board whether to accept or reject the resignation after considering all factors deemed relevant by the Committee, including, without limitation, any stated reasons as to why stockholders did not support the director whose resignation has been tendered, the length of service and qualifications of such director, the director’s contributions to the Corporation and the Corporation’s Corporate Governance Guidelines. The Board (other than the tendering director) will then act to accept or reject the Committee’s recommendation no later than ninety days following the date of the stockholders’ meeting after considering the factors considered by the Committee and such additional information and factors as the Board believes to be relevant.

How is the Corporation distributing the proxy materials?

Pursuant to rules adopted by the SEC, for some of our stockholders we are providing access to our proxy materials via the Internet. The rules permit us to send the Notice to stockholders of record and beneficial owners. All stockholders have the ability to access the proxy materials on the website referred to in the Notice, www.proxyvote.com, or to request a printed set of proxy materials on this site or by calling toll-free 1-800-579-1639. Complete instructions for accessing the proxy materials on the Internet or requesting a printed copy may be found in the Notice. In addition, stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail on the website above or when voting

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GENERAL INFORMATION ABOUT THE ANNUAL MEETING

electronically. Choosing to receive your future proxy materials by e-mail will save us the cost of printing and mailing documents to you and will reduce the impact of our annual stockholders’ meetings on the environment. If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.

What is “householding”?

We are delivering only one Annual Report on Form 10-K and Proxy Statement (or, as applicable, the Notice) to stockholders of record who share the same address unless they have notified us that they wish to continue receiving multiple copies. This practice, known as “householding,” reduces duplicate mailings, saves printing and postage costs as well as natural resources and will not affect dividend check mailings. If you wish to receive separate copies of proxy materials, please contact Broadridge at 1-866-540-7095 or Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717. Stockholders who wish to receive a separate set of proxy materials now should contact Broadridge at the same telephone number or mailing address and the materials will be delivered to you promptly upon your request.

If you and other stockholders of record with whom you share an address currently receive multiple copies of our proxy materials or if you hold our stock in more than one account, and, in either case, you wish to receive only a single copy of such materials in the future, please contact Broadridge at the telephone number or mailing address above with the names in which all accounts are registered and the name of the account for which you wish to receive mailings.

Who is paying the costs of this proxy solicitation?

The Corporation will bear the cost of preparing, printing and mailing the materials in connection with this solicitation of proxies. In addition to mailing these materials, the Corporation’s officers and other employees may, without being additionally compensated, solicit proxies personally and by mail, telephone or electronic communication. The Corporation will reimburse banks and brokers for their reasonable out-of-pocket expenses related to forwarding proxy materials to beneficial owners of stock or otherwise in connection with this solicitation. In addition, the Corporation has retained Georgeson Inc. to assist in the solicitation of proxies for a fee of approximately $10,000, plus reasonable out-of-pocket expenses.

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Helpful Resources

Where You Can Find More Information

Annual Meeting

Annual Report, Proxy Statement and Updates:
www.northerntrust.com/about-us/investor-relations/financial- information-regulatory-disclosures

Voting Your Proxy via the Internet:
www.proxyvote.com

Board of Directors
www.northerntrust.com/about-us/investor-relations/governance under the “Board Members” heading

Communications with the Board
www.northerntrust.com/about-us/investor-relations/governance under the “Communications with the Board” heading

Governance Documents
www.northerntrust.com/about-us/investor-relations/governance under the following headings:
● By-Laws ● Corporate Governance Guidelines ● Committee and Subcommittee Charters ● Code of Business Conduct and Ethics

Investor Relations
www.northerntrust.com/about-us/investor-relations

Environmental, Social, and Governance

Corporate Social Responsibility Report:
https://insights.northerntrust.com/story/2020-csr/page/1

Sustainability Accounting Standards Board Index:
https://insights.northerntrust.com/story/2020-csr/page/9

Statement on Climate Change and Greenhouse Gas Emissions:
www.northerntrust.com/about-us/corporate-social- responsibility/policy under the “Statement on Climate Change and Greenhouse Gas Emissions” heading

Statement Regarding Government Relations and Political Contributions:
www.northerntrust.com/about-us/corporate-social- responsibility/policy under the “Statement Regarding Government Relations and Political Contributions” heading

Select Definitions and Abbreviations

Bank	The Northern Trust Company

C&IS	Corporate & Institutional Services

CCAR	Comprehensive Capital Analysis and Review

CEO	Chief Executive Officer

CFO	Chief Financial Officer

Change in Control Plan	Northern Trust Corporation Executive Change in Control Severance Plan

Corporation	Northern Trust Corporation

Deferred Compensation Plan	Northern Trust Corporation Deferred Compensation Plan

DE&I	Diversity, Equity, and Inclusion

ESG	Environmental, Social, and Governance

Exchange Act	Securities Exchange Act of 1934

Federal Reserve	Board of Governors of the Federal Reserve System

GAAP	Generally accepted accounting principles in the United States

GRI	Global Reporting Initiative

NASDAQ	The NASDAQ Stock Market LLC

NPIP	Northern Partners Incentive Plan

Pension Plan	The Northern Trust Company Pension Plan

ROE	Return on Average Common Equity

SASB	Sustainability Accounting Standards Board

SEC	U.S. Securities and Exchange Commission

Supplemental Pension Plan	Northern Trust Corporation Supplemental Pension Plan

Supplemental TIP	Northern Trust Corporation Supplemental Thrift-Incentive Plan

TCFD	Task Force on Climate-Related Financial Disclosures

TIP	The Northern Trust Company Thrift-Incentive Plan

2022 Proxy Statement | Northern Trust Corporation	75

NORTHERN TRUST CORPORATION 50 SOUTH LASALLE STREET CHICAGO, IL 60603

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. EDT April 25, 2022. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/NTRS2022

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. EDT April 25, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Northern Trust Corporation, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Please mail in advance, so that your instruction may be received no later than 11:59 p.m. EDT on April 25, 2022.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
D69954-P66013-Z81757	KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NORTHERN TRUST CORPORATION
The Board of Directors recommends you vote FOR each of the following proposals:
1. Election of 12 Directors		For	Against	Abstain

1a.	Linda Walker Bynoe	☐	☐	☐		For	Against	Abstain

1b.	Susan Crown	☐	☐	☐	2. Approval, by an advisory vote, of the 2021 compensation of the Corporation’s named executive officers.	☐	☐	☐
1c.	Dean M. Harrison	☐	☐	☐
1d.	Jay L. Henderson	☐	☐	☐

1e.	Marcy S. Klevorn	☐	☐	☐	3. Ratification of the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2022.	☐	☐	☐
1f.	Siddharth N. (Bobby) Mehta	☐	☐	☐
1g.	Michael G. O’Grady	☐	☐	☐

1h.	Jose Luis Prado	☐	☐	☐

1i.	Martin P. Slark	☐	☐	☐

1j.	David H. B. Smith, Jr.	☐	☐	☐

1k.	Donald Thompson	☐	☐	☐

1l.	Charles A. Tribbett III	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

ANNUAL MEETING OF STOCKHOLDERS

April 26, 2022

10:30 a.m. CDT

www.virtualshareholdermeeting.com/NTRS2022

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

You may access the 2022 Notice of Annual Meeting and Proxy Statement and the Annual Report on Form 10-K for the year ended December 31, 2021 by going to the following website: http://materials.proxyvote.com/665859

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NORTHERN TRUST CORPORATION

Annual Meeting of Stockholders

Tuesday, April 26, 2022, 10:30 a.m. CDT

This proxy is solicited by the Board of Directors

The undersigned hereby appoint(s) Michael G. O’Grady and Jason J. Tyler, and each of them, as proxy holders, each with the power of substitution, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all shares of common stock of Northern Trust Corporation which the undersigned is/are entitled to vote on the proposals at the Annual Meeting of Stockholders to be held on April 26, 2022, and at any adjournment or postponement thereof (the “Annual Meeting”).

If any shares of common stock have been allocated to the undersigned’s account under The Northern Trust Company Thrift-Incentive Plan (“TIP”), this proxy card will serve as voting instructions for such shares and the undersigned hereby direct(s) The Northern Trust Company, as trustee of TIP (the “TIP Trustee”), to vote such shares, in the manner specified on this card, at the Annual Meeting. The TIP Trustee will vote allocated shares for which no direction is received and unallocated shares, if any, in the same proportion as the shares for which direction is received, except as otherwise provided in accordance with applicable law. To allow sufficient time for voting by the TIP Trustee, voting instructions must be recorded by 11:59 p.m. EDT on April 21, 2022.

Whether voting by mail, telephone or Internet, the undersigned’s shares (including shares held under TIP) will be voted in accordance with the undersigned’s instructions. If this proxy card is returned without indication as to how shares are to be voted, the proxy holders will vote the undersigned’s shares, including any held in TIP: for the election of each nominee for director; for the approval, by an advisory vote, of the 2021 compensation of the Corporation’s named executive officers; and for the ratification of the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

The proxy holders are authorized to vote those shares for which they receive proxies as they shall determine in their sole discretion on any other business that may properly come before the meeting.

Continued and to be signed on reverse side